As filed with the Securities and Exchange Commission on April 30, 2004

File No. 333-61761
File No. 811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

Pre-Effective Amendment No.           [    ]

Post-Effective Amendment No. 10       [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                [X]

Amendment No. 16         [X]

TIAA-CREF Life Separate Account VA-1

(Exact Name of Registrant)

TIAA-CREF Life Insurance Company
(Name of Depositor)

730 Third Avenue
New York, New York 10017
(800) 842-2733
(Address and Telephone Number of Depositor’s Principal Executive Offices)

Lisa Snow, Esq.
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017
(Name and Address of Agent for Service of Process)

Copy to:
Steven B. Boehm, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D. C. 20004-2415

Approximate Date of Proposed Public Offering:
 As soon as practicable after effectiveness of the Registration Statement.

Title of Securities Being Registered:
 Individual, Deferred Variable Annuity Contracts

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)

[x]	on May 1, 2004 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus - May 1, 2004

Lifetime Variable Select
Individual Deferred Variable Annuity Contract Funded Through
TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Lifetime Variable Select, an individual deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. Whether the contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.

You may allocate premiums to ten investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

• Growth Equity Fund • Growth & Income Fund • International Equity Fund • Large-Cap Value Fund • Small-Cap Equity Fund	• Stock Index Fund • Social Choice Equity Fund • Real Estate Securities Fund • Bond Fund • Money Market Fund

As with all variable annuities, your accumulations in your contract can increase or decrease, depending on how well the investment account’s mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

More information about the separate account and the contract is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2004. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Definitions	3

Summary	5

TIAA-CREF Life Insurance Company and TIAA	10

The Separate Account	10

TIAA-CREF Life Funds	11

Adding and Closing Accounts or Substituting Investment Portfolios; Adding or Deleting Income Methods	12

The Contract— The Accumulation Period	13

Charges	19

The Contract— The Annuity Period	20

Death Benefits	23

Timing of Payments	24

Federal Income Taxes	25

Condensed Financial Information	27

General Matters	30

Distributing the Contracts	31

Legal Proceedings	31

Table of Contents for the Statement of Additional Information	32

This prospectus outlines the terms of the variable annuity issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

Definitions

    Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

    The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation: The total value of your accumulation units.

Accumulation Period: The period that begins with your first premium and continues as long as you still have an amount accumulated in the separate account.

Accumulation Unit: A share of participation in the separate account.

Annuitant: The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Unit: A measure used to calculate the amount of annuity payments due a contractowner.

Beneficiary: Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same beneficiary for both of these two situations.

Business Day: Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day: Any day of the year. Calendar days end at the same time as business days.

Commuted Value: The present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments. For any contract, the commuted value is based on interest at an effective annual rate of 4 percent, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contract: The individual, flexible premium, deferred variable annuity described in this prospectus.

Contractowner: The person (or persons) who controls all the rights and benefits under a contract.

Income Change Method: How you choose to have your variable annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Lifetime Variable Select Prospectus           3

Income Option: Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC): The Internal Revenue Code of 1986, as amended.

Premium: Any amount you invest in the contract.

Second Annuitant: The natural person whose life is used in determining the annuity payments to be received under a survivor income option.

Separate Account: TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The separate account holds its assets apart from TIAA-CREF Life’s other assets.

Survivor Income Option: An option that continues lifetime annuity payments as long as either the annuitant or the second annuitant is alive.

TIAA: Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF Life: TIAA-CREF Life Insurance Company.

Valuation Day: Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

4           Prospectus Lifetime Variable Select

Summary

    Read this summary together with the detailed information you’ll find in the rest of the prospectus.

What is the Lifetime Variable Select?

    Lifetime Variable Select is a variable annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

    Under the Lifetime Variable Select contract, you may allocate your premiums among ten investment accounts of a TIAA-CREF Life separate account that invests in the following funds of the TIAA-CREF Life Funds:

• Growth Equity Fund	• Stock Index Fund
• Growth & Income Fund	• Social Choice Equity Fund
• International Equity Fund	• Real Estate Securities Fund
• Large-Cap Value Fund	• Bond Fund
• Small-Cap Equity Fund	• Money Market Fund

    As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the fund underlying the investment account performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

    The contract accepts only after-tax dollars, which means your premiums can’t be excluded from your gross income for tax purposes. However, earnings on your accumulations in the separate account aren’t taxed until withdrawn or paid as annuity income. Withdrawals of accumulated investment earnings are taxable as ordinary income.

    The contract is available to you provided it has been approved by the insurance department of your state of residence. Approvals are pending in certain jurisdictions.

What expenses must I pay under the contract?

    The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

    The first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

Lifetime Variable Select Prospectus           5

Contractowner Transaction Expenses

Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes[1] (as a percentage of premiums, if applicable)	1.0-3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None
Transfer fee[2] (if applicable)	$25

[1]	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

[2]	There is no charge for the first 24 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers.

    The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Contract Fees

Annual Maintenance Fee[3]	$25

[3]	We impose the annual maintenance fee on every anniversary of your contract and on surrender. The annual maintenance fee is waived if your contract accumulations exceed $25,000 on the anniversary date of your contract or the date of surrender.

Separate Account Annual Expenses (as a percentage of average account value)

	Maximum
	Contractual	Current
	Fees[4]	Fees[4]

Mortality and expense risk charge	1.00%	0.40%
Administrative expense charge	0.20%	0.20%
Total separate account annual charges	1.20%	0.60%

[4]	TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF Life Funds Annual Expenses (as a percentage of fund average net assets)

    These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract. The first table shows the range of total operating expenses charged by these funds. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds’ prospectus.

6           Prospectus Lifetime Variable Select

Range of Total Annual Fund Operating Expenses

	Minimum	Maximum
	Expenses	Expenses

Total expenses that are deducted from fund assets, including management fees and other expenses	0.06%	0.29%

Total Annual Fund Operating Expenses by Fund

	Management		Total Annual
	(investment		Fund	Total Separate
	advisory)	Other	Operating	Account and Fund
	Fees	Expenses[5]	Expenses	Annual Expenses[6]

Growth Equity Fund	0.25%	None	0.25%	0.85%
Growth & Income Fund	0.23%	None	0.23%	0.83%
International Equity Fund	0.29%	None	0.29%	0.89%
Large-Cap Value Fund	0.24%	None	0.24%	0.84%
Small-Cap Equity Fund	0.10%	None	0.10%	0.70%
Stock Index Fund	0.06%	None	0.06%	0.66%
Social Choice Equity Fund	0.07%	None	0.07%	0.67%
Real Estate Securities Fund	0.25%	None	0.25%	0.85%
Bond Fund	0.10%	None	0.10%	0.70%
Money Market Fund	0.06%	None	0.06%	0.66%

[5]	Because Teachers Advisors, Inc. (Advisors), the investment manager of the TIAA-CREF Life Funds, is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.

[6]	If TIAA-CREF Life imposed the full amount of the administrative expense, mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, 1.45% for the Real Estate Securities Fund, 1.30% for the Bond Fund, and 1.26% for the Money Market Fund.

    Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.

   Examples

    The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and fund fees and expenses.

    These examples assume that you invest $10,000 in the specified investment option for the time periods indicated and that your investment has a 5% return each year. The examples also assume that the full annual contract maintenance fee is charged.

Lifetime Variable Select Prospectus           7

    The first example assumes that the current separate account fee waivers are in place for each period. The second example assumes that there is no waiver of separate account charges.

    Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example With Fee Waivers	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$112	$346	$596	$1,299
Growth & Income Account	$110	$340	$585	$1,275
International Equity Account	$116	$359	$618	$1,346
Large-Cap Value Account	$111	$343	$591	$1,287
Small-Cap Equity Account	$ 97	$299	$515	$1,121
Stock Index Account	$ 92	$286	$493	$1,072
Social Choice Equity Account	$ 93	$289	$498	$1,085
Real Estate Securities Account	$112	$346	$596	$1,299
Bond Account	$ 97	$299	—	—
Money Market Account	$ 92	$286	—	—

Example Without Fee Waivers	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$173	$534	$917	$1,985
Growth & Income Account	$171	$527	$907	$1,963
International Equity Account	$177	$546	$938	$2,029
Large-Cap Value Account	$172	$531	$912	$1,975
Small-Cap Equity Account	$157	$487	$838	$1,818
Stock Index Account	$153	$475	$817	$1,773
Social Choice Equity Account	$154	$478	$822	$1,784
Real Estate Securities Account	$173	$534	$917	$1,985
Bond Account	$157	$487	—	—
Money Market Account	$153	$475	—	—

    These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “Charges,” page 19.

How do I purchase a contract?

    To purchase a contract, you must complete an application and make an initial payment of at least $2,500. Additional contributions, including under an automatic investment plan using Electronic Funds Transfers (EFT), must be at least $50. For details, see “Purchasing a Contract and Remitting Premiums,” page 13.

Can I cancel my contract?

    You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract (which is a minimum of 10 days, but varies by state). In states that permit it, we’ll refund the accumulation value calculated on the

8           Prospectus Lifetime Variable Select

date that you returned the contract and the refund request to us. (Note that the value of your initial premium may have gone down during the period.) In states that don’t allow us to refund accumulation value only, we’ll refund the premiums you paid to the contract. We will consider the contract returned on the date it’s postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, on the day we receive it. We will send you the refund within 7 days after we get written notice of cancellation and the returned contract. If you live in a state that requires refund of premiums, your total of premiums and transfers allocated to any investment account, other than the Money Market Account, during the “free look” period can’t exceed $10,000. For details, see “Purchasing a Contract and Remitting Premiums,” page 13.

Can I transfer among the investment options or make cash withdrawals from the contract?

    Currently, you can transfer funds among the investment account options as often as you like (except from the International Equity Account, as described below). You may not, however, make more than two transfers from the International Equity Account in any 90-day period. We also will not accept electronic transfers into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We may impose further restrictions in the future, or take other steps to discourage market timing.) All transfers must be for at least $250 or your entire contract accumulation. All cash withdrawals must be for at least $1,000 or your entire contract accumulation. For details, see page 17.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

   What are my options for receiving annuity payments under the contract?

    Variable annuity payments are available under the contract. Variable annuity payments increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose— i.e., whether you choose to have your payments revalued monthly or annually.

    The contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the annuitant lives, then continues at either the same or a reduced level for the life of the second annuitant or until the end of a specified guaranteed period, whichever is greater. For details, see “The Contract— the Annuity Period,” page 21.

Lifetime Variable Select Prospectus           9

   What death benefits are available under the contract?

    If you die before receiving annuity payments, your beneficiary can receive a death benefit. The amount of the death benefit will be the greater of the amounts you’ve accumulated in your accounts or the total premiums paid under your contract (“adjusted” for any cash withdrawals). For details, see “Death Benefits,” page 23.

TIAA-CREF Life Insurance Company and TIAA

    The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

    TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 2.5 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2003, TIAA’s assets were approximately $151.2 billion; the combined assets for TIAA and CREF totaled approximately $298.2 billion.

The Separate Account

    On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

    Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

    The separate account’s investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. The TIAA-CREF Life Funds are described briefly below.

10           Prospectus Lifetime Variable Select

TIAA-CREF Life Funds

General

    TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. TIAA-CREF Life Funds currently consists of ten funds but may add other portfolios in the future.

    The funds available under your contract are:

   Active Equity Funds Using the Dual Investment Management Strategy ®:

    The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

    The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income producing equity securities.

    The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

    The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

   Active Equity Funds Using the Quantitative Management Strategy SM:

    The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

   Index Funds:

    The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

   Specialty Funds:

    The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

    The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

   Fixed-Income and Money Market Funds:

    The Bond Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

Lifetime Variable Select Prospectus           11

    The Money Market Fund seeks high current income consistent with maintaining liquidity and preserving capital. (Note that there is a possibility that, when contract charges are included, the yield on your Money Market Fund investment could be negative.)

Fund Prospectus

    The investment objective, techniques and restrictions of the TIAA-CREF Life Funds, including the “Dual Investment Management Strategy,” the “Quantitative Management Strategy,” and the risks of investing in the funds are described fully in its prospectus and SAI. A copy of the prospectus or a profile of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 518-9161, or by accessing the TIAA-CREF Web Center at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

Investment Management

    Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

Voting Rights

    The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. TIAA-CREF Life Funds doesn’t plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don’t receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

    The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

Adding and Closing Accounts or Substituting Investment Portfolios; Adding or Deleting Income Methods

    We can add new investment accounts in the future that would invest in other fund portfolios or other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available.

12           Prospectus Lifetime Variable Select

We reserve the right to add or close accounts, substitute one investment portfolio for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing income options from any investment account. We can also stop or start providing income-paying annuities under either the annual or monthly income change method from any current or future investment account. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the 1940 Act as an investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

The Contract— the Accumulation Period

    The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars. The rights and benefits of the contract are summarized below. However, the descriptions you read here are qualified entirely by the contract itself. We plan on offering the contract in all fifty states, the District of Columbia and the United States Virgin Islands, although currently the contract will not be available to residents in those states where we haven’t yet received regulatory approval.

Purchasing a Contract and Remitting Premiums

    Initial Premiums. We’ll issue you a contract as soon as we receive your completed application and your initial premium at our home office. Initial premiums must be for at least $2,500. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF
P.O. Box 530189
Atlanta, GA 30353-0189

    Note that we cannot accept money orders, travelers checks, or cash. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your initial premium unless you instruct us otherwise upon being contacted.

Lifetime Variable Select Prospectus           13

Important Information About Procedures for Opening a New Account

    To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

    What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

    If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

    Additional Premiums. Subsequent premiums must be for at least $50. We reserve the right to limit premiums to no more than $1,000,000 a year. Send a check, payable to TIAA-CREF Life Insurance Company, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF
Personal Annuity Premiums
P.O. Box 530195
Atlanta, GA 30353-0195

    If you don’t have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them, and allocated in the same way as your prior premiums, unless you instruct otherwise. Currently, TIAA-CREF Life will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months’ notice.

    Electronic Payment. You may make initial or subsequent investments by electronic payment. You may also establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that

14           Prospectus Lifetime Variable Select

your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	If you are sending in an initial premium, send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089
New York, NY
Account of: TIAA-CREF Life Insurance Company
Account Number: 4068-4865

3.	Specify on the wire:

•	Your name, address and Social Security Number(s) or Taxpayer Identification Number

•	Indicate if this is for a new application or existing contract (provide contract number if existing)

    Internet Transactions. If your state allows, you may complete and send us an application over the Internet, as long as you transmit your premium by electronic payment. Please visit the TIAA-CREF Web Center at www.tiaa-cref.org and click on the after-tax personal annuities section for more information. Once completed, your transaction cannot be modified or cancelled (other than by exercising your “free look” right).

    Certain Restrictions. You may only open one contract in any calendar year. Except as otherwise described in this prospectus, the contract doesn’t restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Currently, your total premiums and transfers to the investment accounts, other than the Money Market Account, during the “free look” period can’t exceed $10,000 if you live in any of the following states:

“Free Look”
Jurisdiction	Period (days)

Connecticut	30
Georgia	10
Hawaii	10
Idaho	20
Iowa	10
Massachusetts	10
Michigan	10
Missouri	10
Nebraska	10
North Carolina	10
Oklahoma	10
Rhode Island	10
South Carolina	31
Utah	20
Washington	10
West Virginia	10
Wisconsin	20 *

*	if replacement contract

Lifetime Variable Select Prospectus           15

    In addition, the total amount of premiums we accept from any financial advisory firm may be limited. Call us for more information.

    We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

    More About Remitting Premiums. We will not be deemed to have received any premiums sent to the addresses designated in this prospectus for remitting premiums, until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

Accumulation Units

    The premiums you allocate or transfers you make to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you’ve chosen a later date).

    The value of the accumulation units will depend mainly on the investment experience of the underlying investment fund, though the unit value reflects expense deductions from assets by TIAA-CREF Life. We calculate the unit value at the close of each valuation day. We multiply the previous day’s unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

Transfers

    You can transfer some (at least $250 at a time) or all of the amount you accumulate under your contract among the separate account’s investment accounts. Currently, we don’t charge you for transfers or limit the number of transfers you may make among the investment account options (except from the International Equity Account, as described below). We reserve the right to limit transfers to twelve per year. In addition, if you make 25 or more transfers in any year, we reserve the right to impose a charge of $25 per transfer.

16           Prospectus Lifetime Variable Select

Certain Transfer Limitations

•	You may not make more than two transfers from the International Equity Account in any 90-day period. We reserve the right to further limit transfers from any of the investment accounts in the future to as little as one transfer every 90 days.

•	We will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the NYSE is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close.

Market Timing

    There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate the costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. To discourage market-timing activity, we could, in addition to imposing restrictions on the number of transfers allowed in a given period, among other things, limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. After appropriate notice, we may also stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients.

Cash Withdrawals

    You can withdraw some or all of your accumulation in the investment accounts. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). Any withdrawal that would reduce your contract accumulations below $1,000 will be considered a request for a full surrender. We also reserve the right to cancel any contract where your total amount in the separate account falls below $1,000. There’s no charge for cash withdrawals.

    If you withdraw your entire accumulation in the separate account, we’ll cancel your contract and all of our obligations to you under the contract will end.

Systematic Withdrawals and Dollar Cost Averaging

    You may set up a program to make cash withdrawals or engage in dollar cost averaging automatically, subject to state regulatory approval. You may do so by specifying that we withdraw or transfer from an account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation, until you tell us to stop the transactions or

Lifetime Variable Select Prospectus           17

until your accumulation is exhausted. You must have total accumulations of at least $10,000 under your contract to start a program, and the program must be set up so that at least $100 is automatically withdrawn or transferred at a time. Your withdrawal and transfer transactions cannot begin earlier than seven days after we receive all your required forms, and you may not begin a program during the “free look” period. We reserve the right to suspend the systematic withdrawal and dollar cost averaging programs at any time. Systematic withdrawals will terminate if a transaction would cause the contract accumulation to fall below $1,000. Note that systematic withdrawals and dollar cost averaging does not assure or profit or protect against a loss in declining markets.

Withdrawals to Pay Advisory Fees

    You can set up a program to have monies withdrawn directly from your contract accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want these monies to be withdrawn. Funds will be withdrawn from each of your accounts on a pro rata basis. These payments will be treated as cash withdrawals for tax purposes. If you are under age 59  1/2 you will likely incur a 10 percent federal tax penalty on earnings in addition to regular income tax. You should discuss the potential for this penalty with a qualified tax advisor before agreeing to have advisory fees deducted from your contract. Before you set up this program, make sure you understand all the possible tax consequences. We reserve the right to determine which financial advisors are eligible for this type of fee arrangement.

General Considerations for All Transfers and Cash Withdrawals

    You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

    Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

    To request a transfer, write to TIAA-CREF Life’s home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish), or go to the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

Tax Issues

    Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are taxed at the rates for ordinary income—

18           Prospectus Lifetime Variable Select

i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For details, see “Federal Income Taxes,” page 25.

Charges

Separate Account Charges

    We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 1.20 percent of net assets of each investment account annually. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60 percent of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time (up to the 1.20 percent maximum), we will provide at least three months’ notice before any raise.

    Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations. The daily deduction is equivalent to 0.20 percent of net assets annually.

    Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.40 percent of net assets annually.

    TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the annuity starting date. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected. TIAA-CREF Life also bears a risk in connection with its death benefit guarantee, since a death benefit may be more than the actual amount of an accumulation at the time when we receive proof of death.

    TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

    If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the contract.

Lifetime Variable Select Prospectus           19

Other Charges and Expenses

    Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fund fees are as follows:

Annual Fund Expenses
(as a percentage of the average
daily net assets of the fund)

Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Real Estate Securities Fund	0.25%
Bond Fund	0.10%
Money Market Fund	0.06%

    For more on underlying fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

    No Deductions from Premiums. The contract provides for no front-end charges.

    Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We normally will deduct any charges for premium taxes from your accumulation when it’s applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when premiums are paid or when cash withdrawals are taken, we’ll deduct premium taxes then. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

    Annual Maintenance Fee. Your contract will be subject to an annual maintenance fee of $25, which will be assessed on every annual anniversary of your contract and on surrender of your contract. We will waive the annual maintenance fee if your contract accumulations exceed $25,000 on the anniversary date of your contract or the day you surrender your contract.

The Contract— the Annuity Period

    You can apply your contract accumulations to provide you with variable annuity payments from one or more of the separate account’s variable investment accounts. Annuity payments will be based, among other things, on the amount of your accumulation, your choice of income option, and your choice among the payout options. Your payments will be based on

20           Prospectus Lifetime Variable Select

the investment returns of the fund(s) underlying the variable account(s) you choose and the income charge method you choose. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total premiums you paid under the contract.

When Annuity Payments Begin

    Generally you pick the date when you want annuity payments to begin when you first apply for a contract. The date you choose can’t be later than the annuitant’s 90th birthday. You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can’t be earlier than fourteen months after the day your contract is issued. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

    For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the income option you’ve picked. If we haven’t received all the necessary information, we’ll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the annuitant’s 90th birthday. If you haven’t picked an income option by then or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period. The payments will be made out of the investment accounts to which your accumulations were allocated, with the initial payments in the same proportion as the accumulation.

    Technically all benefits are payable at TIAA-CREF Life’s home office, but if you instruct us, we’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Income Payments

    Your initial income payments out of the investment accounts will be based on:

•	the value of your accumulation in an investment account on the last valuation day before the annuity starting date

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the annuitant and any second annuitant, and

Lifetime Variable Select Prospectus           21

•	an assumed annual investment return of 4 percent and the current mortality basis, not to be less than that set forth in the contract’s rate schedule

    Subsequent payments will be based on the investment experience of the funds underlying the investment accounts relative to the 4 percent assumed annual investment return, and the income change method you choose. In general, your payments will increase if the performance of the investment account (net of expenses) is greater than 4 percent and decrease if the performance is less than 4 percent.

    You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, payments from the investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined on the 20th day of each month (or, if the 20th is not a business day, the prior business day).

    For a full discussion of how we determine the amount of variable annuity payments, see the SAI.

Annuity Options

    You have a number of different annuity options. The current options are:

•	One-Life Annuities with or without Guaranteed Period. Pays income as long as the annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your annuitant dies before it’s over, income payments will continue to you or your beneficiary until the end of the period. The guaranteed period cannot exceed the annuitant’s life expectancy. If you don’t opt for a guaranteed period, all payments end at the annuitant’s death— so that it’s possible for you to receive only one payment if your annuitant dies less than a month after payments start.

•	Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner. The period you choose cannot exceed the annuitant’s life expectancy.

•	Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the annuitant or second annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. The guaranteed period cannot exceed the annuitants’ life expectancy. There are three types of two-life annuity options, all available with or without a guaranteed period— Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.

22           Prospectus Lifetime Variable Select

    From the investment accounts, you or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) while guaranteed period payments are being made, or (ii) under a Fixed-Period Annuity.

Transfers During the Annuity Period

    You will be able to transfer all or part of the future annuity income payable from each investment account one time each calendar quarter to another investment account.

    We’ll process your transfer on the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date.

    You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

    For more, see the SAI.

Death Benefits

Availability; Choosing Beneficiaries

    Death benefits are available if you or the annuitant die during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal advisor.

Special Option for Spouses

    If your spouse is the sole beneficiary when you die, your spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If your spouse does not make a choice within 60 days after we receive proof of death, your spouse will automatically become the contractowner. Your spouse will also become the annuitant if you were the annuitant.

Payment of Death Benefit

    To authorize payment and pay a death benefit, TIAA-CREF Life must have received all necessary forms and documentation, including proof of death and the selection of the method of payment. Even if we have not received all of the required information, the death benefits

Lifetime Variable Select Prospectus           23

will be paid by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will pay the death benefit as annual payments for a fixed period ending in the twelve-month period before the fifth anniversary of the death. Payments will be made in the same proportion as each investment account’s accumulation to the contract’s total investment account accumulation.

Amount of Death Benefit

    We calculate the death benefit every business day. The amount of the death benefit as of the death benefit date will equal the greater of (1) your accumulation or (2) the guaranteed minimum death benefit. The guaranteed minimum death benefit as of any valuation day is equal to the sum of all premiums credited less the adjusted sum of any withdrawals made. The adjusted sum of withdrawals is the sum of the products of each withdrawal multiplied by the greater of 1 and the ratio of A to B, where:

A is the value of the guaranteed minimum death benefit on the valuation day preceding the withdrawal; and

B is the contract accumulation on the valuation day of the withdrawal, excluding the effect of any transactions on that day.

    If a benefit is payable under the guaranteed minimum death benefit provision on the day we first receive proof of death, any shortfall between the amount of the guaranteed minimum death benefit and the accumulated value of the entire contract will be deposited by TIAA-CREF Life into the Money Market Account. This amount will continue to participate in the investment experience of the Money Market Account until the day death benefits are paid.

Methods of Payment of Death Benefits

    At present, the sole method of payment for death benefits is:

•	Single-Sum Payment. The entire death benefit is paid at once. When the beneficiary is an estate, the single-sum method is automatic, and TIAA-CREF Life reserves the right to pay death benefits only as a single sum to any beneficiary that is not a natural person. Single-sum payments must be made within five years of your death.

    TIAA-CREF Life may offer alternative methods of payment for death benefits in the future, subject to any necessary regulatory approvals. You will be notified in advance if alternative death benefit payment methods become available.

Timing of Payments

    Usually we’ll make the following kinds of payments from the investment accounts within seven calendar days after we’ve received the information we need to process a request:

1.	Cash withdrawals;

2.	Transfers to another investment account or another company; and

3.	Death benefits.

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    We can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

Federal Income Taxes

    The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax advisor.

Taxation of Annuities

    The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information):

    In General. Internal Revenue Code (IRC) section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Since transfers among investment accounts under the contract aren’t considered distributions, they won’t be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution.

    Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

    The owner of any annuity contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the contract during the taxable year.

    The following discussion applies generally to contracts owned by a natural person:

    Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value at the time you withdraw exceeds your investment in the contract. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

    If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

    Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, part of each annuity income payment is treated as recovery of your investment in the contract, and can be excluded from your income. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Lifetime Variable Select Prospectus           25

    Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

    Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;

(2)	after you die (or after the annuitant dies, if the owner isn’t an individual);

(3)	after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

    Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

Transfers, Assignments or Exchanges of a Contract

    Transferring contract ownership, pledging the contract as security for a loan, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

    Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts

    In determining gross income, section 72(e) will treat as one contract all TIAA-CREF Life and TIAA non-qualified deferred annuity contracts issued to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.

Possible Charge for TIAA-CREF Life’s Taxes

    Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes— see page 6), but we reserve the right to charge the

26           Prospectus Lifetime Variable Select

separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Tax Advice

    What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.

Condensed Financial Information

Condensed Financial Information

    Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2003. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, Real Estate Securities, Bond, and Money Market variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

Lifetime Variable Select Prospectus           27

Condensed Financial Information (continued)

	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)

	Growth	Growth &	International	Stock	Social Choice
	Equity	Income	Equity	Index	Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

PER ACCUMULATION UNIT DATA:
Investment income	$.081	$.218	$.193	$.678	$.235
Expenses	.007	.009	.016	.017	.013

Investment income—net	.074	.209	.177	.661	.222
Net realized and unrealized gain (loss) on investments	2.731	3.782	4.293	5.404	4.667

Net increase in Accumulation Unit value	2.805	3.991	4.470	6.065	4.889

ACCUMULATION UNIT VALUE:
Beginning of period	10.195	15.578	11.118	20.173	16.715

End of period	$13.000	$19.569	$15.588	$26.238	$21.604

TOTAL RETURN	27.51%	25.62%	40.21%	30.06%	29.25%

RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.29%	0.29%	0.29%	0.29%	0.29%
Investment income— net	3.04%	6.82%	3.17%	11.54%	5.05%
Portfolio turnover rate	397.49%	0.09%	648.91%	22.42%	0.89%
Accumulation Units outstanding at end of period	22,249	15,369	18,273	34,809	19,160

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of the underlying TIAA-CREF Life Fund.

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Condensed Financial Information (continued)

	For the Period July 8, 2003 (commencement of operations) to December 31, 2003(a)

	Large-Cap	Small-Cap	Real Estate		Money
	Value	Equity	Securities	Bond	Market
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

PER ACCUMULATION UNIT DATA:
Investment income	$1.335	$3.630	$4.140	$.370	$.051
Expenses	.029	.056	.018	.016	.031

Investment income—net	1.306	3.574	4.122	.354	.020
Net realized and unrealized gain (loss) on investments	6.842	8.361	5.615	(.128)	—

Net increase in Accumulation Unit value	8.148	11.935	9.737	.226	.020

ACCUMULATION UNIT VALUE:
Beginning of period	24.978	24.730	24.814	25.000	10.000

End of period	$33.126	$36.665	$34.551	$25.226	$10.020

TOTAL RETURN	32.62%	48.26%	39.24%	0.90%	0.20%

RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.29%	0.29%	0.29%	0.29%	0.29%
Investment income— net	13.06%	18.83%	65.57%	6.32%	0.19%
Portfolio turnover rate	335.40%	175.00%	6.18%	0.11%	244.92%
Accumulation Units outstanding at end of period	10,038	12,327	18,323	21,739	82,225

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of the underlying TIAA-CREF Life Fund.

Lifetime Variable Select Prospectus           29

General Matters

Telephone and Internet Transactions

    You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your accumulation balances and/or your current allocation percentages, transfer among the investment accounts and/or allocate future premiums to the investment accounts. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and the Internet are electronically recorded.

    To use the ATS, you need a touch-tone phone. The toll free number for the ATS is 800 842-2252. To use the Internet, access the TIAA-CREF Web Center at www.tiaa-cref.org.

    We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

Contacting TIAA-CREF Life

    We won’t consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

Customer Complaints

    Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, N.C. 28262, telephone 800 223-1200.

Electronic Prospectuses

    If you received this prospectus electronically and would like a paper copy, please call 877 518-9161, and we will send it to you.

Householding

    To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 518-9161, or write us.

30           Prospectus Lifetime Variable Select

Signature Requirements

    For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Errors or Omissions

    We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

Distributing the Contracts

    The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Legal Proceedings

    Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

Lifetime Variable Select Prospectus           31

Table of Contents for the Statement of Additional Information

B-1	Variable Annuity Payments
B-1	Tax Status of the Contract
B-2	Statements and Reports
B-2	General Matters
B-2	State Regulation
B-2	Legal Matters
B-2	Experts
B-2	Additional Information
B-2	Financial Statements

32           Prospectus Lifetime Variable Select

Prospectus - May 1, 2004

Personal Annuity Select
Individual Deferred Variable Annuity Contract Funded Through
TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Personal Annuity Select, an individual deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

IMPORTANT NOTE: TIAA-CREF Life has determined to temporarily suspend sales of the Personal Annuity Select contracts. Beginning May 22, 2003, TIAA-CREF Life has not been distributing new applications for the contracts. Existing contracts remain in effect and existing contractowners can continue to contribute money to their contracts.

The contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. Whether the contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.

You may allocate premiums to a TIAA-CREF Life fixed account or to the separate account’s eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

• Growth Equity Fund • Growth & Income Fund • International Equity Fund • Large-Cap Value Fund	• Small-Cap Equity Fund • Stock Index Fund • Social Choice Equity Fund • Real Estate Securities Fund

As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the investment account’s mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

More information about the separate account and the contract is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2004. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Definitions	3

Summary	5

TIAA-CREF Life Insurance Company and TIAA	10

The Separate Account	10

TIAA-CREF Life Funds	11

Adding and Closing Accounts or Substituting Investment Portfolios; Adding or Deleting Income Methods	12

The Contract—The Accumulation Period	13

Charges	19

The Contract—The Annuity Period	21

Death Benefits	25

Timing of Payments	27

Federal Income Taxes	27

Condensed Financial Information; Performance Information	29

General Matters	36

Distributing the Contracts	37

Legal Proceedings	37

Table of Contents for the Statement of Additional Information	38

This prospectus outlines the terms of the variable annuity issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

Definitions

    Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

    The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation: The total value of your accumulation units.

Accumulation Period: The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit: A share of participation in the separate account.

Annuitant: The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Unit: A measure used to calculate the amount of annuity payments due a contractowner.

Beneficiary: Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same beneficiary for both of these two situations.

Business Day: Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day: Any day of the year. Calendar days end at the same time as business days.

Commuted Value: The present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contract: The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner: The person (or persons) who controls all the rights and benefits under a contract.

Personal Annuity Select Prospectus

Fixed Account: The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in TIAA-CREF Life’s general account.

General Account: All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method: How you choose to have your variable annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option: Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC): The Internal Revenue Code of 1986, as amended.

Premium: Any amount you invest in the contract.

Second Annuitant: The natural person whose life is used in determining the annuity payments to be received under a survivor income option.

Separate Account: TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The separate account holds its assets apart from TIAA-CREF Life’s other assets.

Survivor Income Option: An option that continues lifetime annuity payments as long as either the annuitant or the second annuitant is alive.

TIAA: Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF Life: TIAA-CREF Life Insurance Company.

Valuation Day: Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

          Prospectus Personal Annuity Select

Summary

    Read this summary together with the detailed information you’ll find in the rest of the prospectus.

What is the Personal Annuity Select?

    Personal Annuity Select is an annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

    Under the Personal Annuity Select contract, you may allocate your premiums to a TIAA-CREF Life fixed account or to a TIAA-CREF Life separate account, which consists of eight variable investment accounts that invest in underlying mutual funds. As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the fund underlying the investment account performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

    The contract accepts only after-tax dollars, which means your premiums can’t be excluded from your gross income for tax purposes. However, earnings on your accumulations in the separate account aren’t taxed until withdrawn or paid as annuity income.

What expenses must I pay under the contract?

    The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

    This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

Contractowner Transaction Expenses

Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of premiums, if applicable) [1]	1.0-3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

[1]	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

    This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Personal Annuity Select Prospectus

Separate Account Annual Expenses

(as a percentage of average account value)

	Maximum
	Contractual	Fee	Current
	Fees[1]	Waiver[1]	Fees[1]

Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%

[1]	TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF Life Funds Annual Expenses

(as a percentage of fund average net assets)

    These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract. The first table shows the range of total operating expenses charged by these funds. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

Range of Total Annual Fund Operating Expenses

	Minimum	Maximum
	Expenses	Expenses

Total expenses that are deducted from fund assets, including management fees and other expenses	0.06%	0.29%

          Prospectus Personal Annuity Select

Total Annual Fund Operating Expenses by Fund

			Total
			Annual	Total Separate
	Management		Fund	Account and
	(investment	Other	Operating	Fund Annual
	advisory) Fees	Expenses[1]	Expenses	Expenses[2]

Growth Equity Fund	0.25%	None	0.25%	0.85%
Growth & Income Fund	0.23%	None	0.23%	0.83%
International Equity Fund	0.29%	None	0.29%	0.89%
Large-Cap Value Fund	0.24%	None	0.24%	0.84%
Small-Cap Equity Fund	0.10%	None	0.10%	0.70%
Stock Index Fund	0.06%	None	0.06%	0.66%
Social Choice Equity Fund	0.07%	None	0.07%	0.67%
Real Estate Securities Fund	0.25%	None	0.25%	0.85%

[1]	Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.

[2]	If TIAA-CREF Life and Advisors imposed the full amount of the administrative expense, mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, and 1.45% for the Real Estate Securities Fund.

    Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.

   Examples

    The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and fund fees and expenses.

    These examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

    The first example assumes that the current separate account fee waivers are in place for each period. The second example assumes that there is no waiver of separate account charges.

Personal Annuity Select Prospectus

    Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example With Fee Waivers	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$87	$271	$471	$1,049
Growth & Income Account	$85	$265	$460	$1,025
International Equity Account	$91	$284	$493	$1,096
Large-Cap Value Account	$86	$268	$466	$1,037
Small-Cap Equity Account	$72	$224	$390	$871
Stock Index Account	$67	$211	$368	$822
Social Choice Equity Account	$68	$214	$373	$835
Real Estate Securities Account	$87	$271	$471	$1,049

Example Without Fee Waivers	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$148	$459	$792	$1,735
Growth & Income Account	$146	$452	$782	$1,713
International Equity Account	$152	$471	$813	$1,779
Large-Cap Value Account	$147	$456	$787	$1,724
Small-Cap Equity Account	$132	$412	$713	$1,568
Stock Index Account	$128	$400	$692	$1,523
Social Choice Equity Account	$129	$403	$697	$1,534
Real Estate Securities Account	$148	$459	$792	$1,735

    These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “Charges,” page 20.

How do I purchase a contract?

    TIAA-CREF Life has determined to temporarily suspend sales of the Personal Annuity Select contracts. Beginning May 22, 2003, TIAA-CREF Life has not been distributing new applications for the contracts.

    In the event sales resume, to purchase a contract, you must complete an application and make an initial payment of at least $250, or $25 under an automatic investment plan using Electronic Funds Transfer (EFT). Additional contributions must be at least $25. For details, see “Purchasing a Contract and Remitting Premiums,” page 13.

Can I cancel my contract?

    You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract (which is a minimum of 10 days, but varies by state). In states that permit it, we’ll refund the accumulation value calculated on the

          Prospectus Personal Annuity Select

date that you returned the contract and the refund request to us. (Note that the value of your initial premium may have gone down during the period.) In states that don’t allow us to refund accumulation value only, we’ll refund the premiums you paid to the contract. We will consider the contract returned on the date it’s postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, on the day we receive it. We will send you the refund within 7 days after we get written notice of cancellation and the returned contract. If you live in a state that requires refund of premiums, your total of premiums and transfers allocated to the separate account during the “free look” period can’t exceed $10,000. For details, see “Purchasing a Contract and Remitting Premiums,” page 13.

Can I transfer among the investment options or make cash withdrawals from the contract?

    Currently, you can transfer funds from the variable investment accounts to the fixed account and among the variable investment account options as often as you like (except from the International Equity Account, as described below). You may not, however, make more than two transfers from the International Equity Account in any 90-day period. We also will not accept electronic transfers into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We may impose further restrictions in the future, or take other steps to discourage market timing.) All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance. For details, see page 17.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

   What are my options for receiving annuity payments under the contract?

    You can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your accumulation to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose— i.e., whether you choose to have your payments revalued monthly or annually.

    The contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the annuitant lives, then continues at either the same or a reduced level for the life of the second annuitant or until

Personal Annuity Select Prospectus

the end of a specified guaranteed period, whichever is greater. For details, see “The Contract— the Annuity Period,” page 21.

   What death benefits are available under the contract?

    If you die before receiving annuity payments, your beneficiary can receive a death benefit. The amount of the death benefit will be the greater of the amounts you’ve accumulated in your accounts or the total premiums paid under your contract (less any cash withdrawals). For details, see “Death Benefits,” page 25.

TIAA-CREF Life Insurance Company and TIAA

    The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

    TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 2.5 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2003, TIAA’s assets were approximately $151.2 billion; the combined assets for TIAA and CREF totaled approximately $298.2 billion.

The Separate Account

    On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

    Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

          Prospectus Personal Annuity Select

    The separate account currently has eight subaccounts, or investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds. The TIAA-CREF Life Funds are described briefly below.

TIAA-CREF Life Funds

General

    TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds.

    Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

    The funds available under your contract are:

   Active Equity Funds Using the Dual Investment Management Strategy®:

    The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities that will present the opportunity for growth.

    The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income producing equity securities.

    The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

    The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

   Active Equity Funds Using the Quantitative Management Strategysm:

    The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

   Index Funds:

    The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

   Specialty Funds:

    The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Personal Annuity Select Prospectus

    The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Fund Prospectus

    The investment objective, techniques and restrictions of the TIAA-CREF Life Funds, including the “Dual Investment Management Strategy,” the “Quantitative Management Strategy,” and the risks of investing in the funds are described fully in its prospectus and SAI. A copy of the prospectus or a profile of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 518-9161, or by accessing the TIAA-CREF Web Center at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

Investment Management

    Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manage the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

Voting Rights

    The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds doesn’t plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don’t receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

    The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

Adding and Closing Accounts or Substituting Investment Portfolios;

Adding or Deleting Income Methods

    We can add new investment accounts in the future that would invest in other fund portfolios or other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available.

          Prospectus Personal Annuity Select

We reserve the right to add or close accounts, substitute one investment portfolio for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing income options from any investment account. We can also stop or start providing income-paying annuities under either the annual or monthly income change method from any current or future investment account. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the Investment Company Act of 1940 as an investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

The Contract—the Accumulation Period

    The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars. The rights and benefits under the variable component of the contract are summarized below. However, the descriptions you read here are qualified entirely by the contract itself.

Purchasing a Contract and Remitting Premiums

    Initial Premiums. TIAA-CREF Life has determined to temporarily suspend sales of the Personal Annuity Select contracts. Beginning May 22, 2003, TIAA-CREF Life has not been distributing new applications for the contracts. In the event new sales resume, we’ll issue you a contract as soon as we receive your completed application and your initial premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF
P.O. Box 530189
Atlanta, GA 30353-0189

    Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. Initial premiums must be for at least $250. However, you may establish an automatic investment plan using electronic funds transfers with a minimum investment of $25 by completing an authorization form. (The initial payment must be made by check.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your initial premium unless you instruct us otherwise upon being contacted.

Personal Annuity Select Prospectus

Important Information About Procedures for Opening a New Account

    To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

    What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

    If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

    Additional Premiums. Subsequent premiums must be for at least $25. Send a check, payable to TIAA-CREF Life Insurance Company, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF
Personal Annuity Premiums
P.O. Box 530195
Atlanta, GA 30353-0195

    If you don’t have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them, and allocated in the same way as your prior premiums, unless you instruct otherwise. Currently, TIAA-CREF Life will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months’ notice.

    Electronic Payment. You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	If you are sending in an initial premium, send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.
ABA Number 021000089
New York, NY
Account of: TIAA-CREF Life Insurance Company
Account Number: 4068-4865

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3.	Specify on the wire:

•	Your name, address and Social Security Number(s) or Taxpayer Identification Number

•	Indicate if this is for a new application or existing contract (provide contract number if existing)

    Internet Transactions. If your state allows, you may complete and send us an application over the Internet, as long as you transmit your premium by electronic payment. Please visit the TIAA-CREF Web Center at www.tiaa-cref.org and click on the after-tax personal annuities section for more information. Once completed, your transaction cannot be modified or cancelled (other than by exercising your “free look” right).

    Certain Restrictions. You may only open one contract in any calendar year. Except as described below, the contract doesn’t restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Currently, your total premiums and transfers to the variable investment accounts during the “free look” period can’t exceed $10,000 if you live in any of the following states:

“Free Look”
Jurisdiction	Period (days)

Georgia	10
Hawaii	10
Idaho	20
Iowa	10
Louisiana	10
Massachusetts	10
Michigan	10
Missouri	10
Nebraska	10
North Carolina	10
Oklahoma	10
Rhode Island	10
South Carolina	31
Utah	20
Washington	10
West Virginia	10
Wisconsin	20 *

*	if replacement contract

    Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the variable investment options count toward this limit. Further, the total amount of premiums we accept from any financial advisory firm may be limited. Call us for more information.

Personal Annuity Select Prospectus

    We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

    More About Remitting Premiums. We will not be deemed to have received any premiums sent to the addresses designated in this prospectus for remitting premiums, until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

Accumulation Units

    The premiums you allocate or transfers you make to the variable investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular variable investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you’ve chosen a later date).

    The value of the accumulation units will depend mainly on the investment experience of the underlying investment fund, though the unit value reflects expense deductions from assets by TIAA-CREF Life. We calculate the unit value at the close of each valuation day. We multiply the previous day’s unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

The Fixed Account

    This prospectus provides information mainly about the contract’s variable component. Following is a brief description of the fixed account.

    You can allocate premiums to the fixed account or transfer from the variable investment accounts to the fixed account at any time. Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the variable investment accounts)

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or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act.

    TIAA-CREF Life guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the state law where your contract is issued. At its discretion, TIAA-CREF Life can credit amounts in the fixed account with interest at a higher rate. Please call us or consult your contract for information on the applicable guaranteed rate under your contract.

    For details about the fixed account, see your contract.

Transfers

    You can transfer some (at least $250 at a time) or all of the amount you accumulate under your contract among the separate account’s variable investment accounts and from those accounts to the fixed account. Currently, we don’t charge you for transfers or limit the number of transfers you may make from the variable investment accounts to the fixed account or among the variable investment account options (except from the International Equity Account, as described below).

Certain Transfer Limitations

•	You may not make more than two transfers from the International Equity Account in any 90-day period. We reserve the right to further limit transfers from any of the investment accounts in the future to as little as one transfer every 90 days.

•	We will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close.

•	Under the contract, transfers or withdrawals from the fixed account to any of the variable investment accounts are limited to once every 180 days. TIAA-CREF Life may defer a transfer from the fixed account for up to six months.

Market Timing

    There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. In addition, market timing can interfere with efficient portfolio

Personal Annuity Select Prospectus

management and cause dilution, if timers are able to take advantage of pricing inefficiencies. These costs are borne by all contractowners, including long-term investors who do not generate the costs. To discourage market-timing activity, in addition to imposing restrictions on the number of transfers allowed in a given period and imposing an early cut-off on certain electronic transactions, we could, among other things, limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We may also stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients.

    The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

    Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify such contractowners or curtail their trading practices.

Cash Withdrawals

    You can withdraw some or all of your accumulation in the variable investment accounts. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there’s no charge for cash withdrawals.

    If you withdraw your entire accumulation in the separate account and the fixed account, we’ll cancel your contract and all of our obligations to you under the contract will end.

Systematic Withdrawals and Dollar Cost Averaging

    You may set up a program to make cash withdrawals or engage in dollar cost averaging automatically, subject to state regulatory approval. You may do so by specifying that we withdraw or transfer from an account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation, or, from the fixed account, interest only, until you tell us to stop the transactions or until your accumulation is exhausted. You must have total accumulations of at least $10,000 under your contract to start a program, and the program must be set up so that at least $100 is automatically withdrawn or transferred at a time (other than the “interest only” option). Your withdrawal and transfer transactions cannot begin earlier than seven days after we receive all your required forms, and you may not begin a program during the “free look” period. We reserve the right to suspend the systematic withdrawal and dollar cost averaging programs at any time. Note that systematic withdrawals and dollar cost averaging does not assure or profit or protect against a loss in declining markets.

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Withdrawals to Pay Advisory Fees

    You can set up a program to have monies withdrawn directly from your contract accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want these monies to be withdrawn. Funds will be withdrawn from each of your accounts on a pro rata basis. These payments will be treated as cash withdrawals for tax purposes. If you are under age 59 1/2 you will likely incur a 10% federal tax penalty on earnings in addition to regular income tax. You should discuss the potential for this penalty with a qualified tax advisor before agreeing to have advisory fees deducted from your contract. Before you set up this program, make sure you understand all the possible tax consequences. We reserve the right to determine which financial advisors are eligible for this type of fee arrangement.

General Considerations for All Transfers and Cash Withdrawals

    You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

    Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us. Transfers to the fixed account begin participating on the day after the business day we receive your transfer request and any required information and documentation.

    To request a transfer, write to TIAA-CREF Life’s home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish), or go to the TIAA-CREF Web Center’s account access feature at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

Tax Issues

    Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are taxed at the rates for ordinary income—i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For details, see “Federal Income Taxes,” page 27.

Charges

Separate Account Charges

    We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover

Personal Annuity Select Prospectus

certain insurance risks borne by TIAA-CREF Life. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 1.20 percent of net assets of each variable investment account annually. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60 percent of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time (up to the 1.20% maximum), we will provide at least three months’ notice before any raise.

    Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations. The daily deduction is equivalent to 0.20 percent of net assets annually.

    Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.40 percent of net assets annually.

    TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the annuity starting date. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected. TIAA-CREF Life also bears a risk in connection with its death benefit guarantee, since a death benefit may be more than the actual amount of an accumulation at the time when it’s payable.

    TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

    If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

Other Charges and Expenses

    Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund,

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under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fees for the TIAA-CREF Life Funds available under your contract are as follows:

Annual Fund Expenses
(as a percentage of the average
daily net assets of the fund)

Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Real Estate Securities Fund	0.25%

    For more on underlying fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

    No Deductions from Premiums. The contract provides for no front-end charges.

    Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We normally will deduct any charges for premium taxes from your accumulation when it’s applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when premiums are paid or when cash withdrawals are taken, we’ll deduct premium taxes then. State premium taxes currently range from 1.00% to 3.50% of premium payments.

The Contract—the Annuity Period

    You can apply your contract accumulations to provide you with annuity payments. You can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your accumulations to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments will be based, among other things, on the amount of your accumulation, your choice of income option, and your choice among the fixed and variable payout options. In the case of variable payments, your payments will also be based on the investment returns of the fund(s) underlying the variable account(s) you choose and the income charge method you choose. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total premiums you paid under the contract.

When Annuity Payments Begin

    Generally you pick the date when you want annuity payments to begin when you first apply for a contract. The date you choose can’t be later than the annuitant’s 90th birthday.

Personal Annuity Select Prospectus

You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can’t be earlier than fourteen months after the day your contract is issued. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

    For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the income option you’ve picked. If we haven’t received all the necessary information, we’ll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the annuitant’s 90th birthday. If you haven’t picked an income option by then or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period. The payments will be made out of the fixed and variable investment accounts to which your accumulations were allocated, in the same proportion as the accumulation.

    Technically all benefits are payable at TIAA-CREF Life’s home office, but if you instruct us, we’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Payment from the Fixed Account

    Your payments from the fixed account are based on the value of the accumulation in your contract determined at the end of the last calendar day of the month before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your accumulations is fixed, based upon:

•	the amount of your fixed account accumulation

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the annuitant and any second annuitant, and

•	the current annuity rates, not to be less than those specified in your contract’s rate schedule.

    Payments are not variable—they won’t change based on the investment experience of any variable investment account.

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Payment from the Variable Investment Accounts

    Your initial income payments out of the variable investment accounts will be based on:

•	the value of your accumulation in an investment account on the last valuation day before the annuity starting date

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the annuitant and any second annuitant, and

•	an assumed annual investment return of 4% and the current mortality basis, not to be less than that set forth in the contract’s rate schedule

    Subsequent payments will be based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and the income change method you choose. In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

    You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined on the 20th day of each month (or, if the 20th is not a business day, the prior business day).

    For a full discussion of how we determine the amount of variable annuity payments, see the SAI.

Annuity Options

    You have a number of different annuity options. The current options are:

•	One-Life Annuities with or without Guaranteed Period. Pays income as long as the annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your annuitant dies before it’s over, income payments will continue to you or your beneficiary until the end of the period. The guaranteed period cannot exceed the annuitant’s life expectancy. If you don’t opt for a guaranteed period, all payments end at your annuitant’s death—so that it’s possible for you to receive only one payment if your annuitant dies less than a month after payments start.

•	Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die

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before the period is up, your beneficiary becomes the contractowner. The period you choose cannot exceed the annuitant’s life expectancy.

•	Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the annuitant or the second annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. The guaranteed period cannot exceed the annuitants’ life expectancy. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.

    From the variable investment accounts, you or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) while guaranteed period payments are being made, or (ii) under a Fixed-Period Annuity.

Transfers During the Annuity Period

    You will be able to transfer all or part of the future annuity income payable from each investment account one time each calendar quarter to another investment account or to the fixed account. One time a calendar year, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum limited to 20% of annuity income in any year, or in installment payments over a five year period. Once income has been transferred, subsequent transfers may be made only among those variable investment accounts, but not back to the fixed account.

    We’ll process your transfer on the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date.

    You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

    For more, see the SAI.

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Death Benefits

Availability; Choosing Beneficiaries

    Death benefits are available if you or the annuitant die during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal advisor.

Special Option for Spouses

    If your spouse is the sole beneficiary when you die, your spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If your spouse does not make a choice within 60 days after we receive proof of death, your spouse will automatically become the contractowner. Your spouse will also become the annuitant if you were the annuitant.

Payment of Death Benefit

    To authorize payment and pay a death benefit, TIAA-CREF Life must have received all necessary forms and documentation, including proof of death and the selection of the method of payment. Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will pay the death benefit as annual payments for a fixed period ending in the twelve-month period before the fifth anniversary of the death. Fixed account accumulations will be used to provide payments from the fixed account and variable investment account accumulations will be used to provide payments from the variable investment accounts initially in the same proportion as each investment account’s accumulation to the contract’s total investment account accumulation.

Amount of Death Benefit

    The amount of the death benefit will equal the greater of:

(1)	the amount you have accumulated in the variable investment accounts and fixed accounts on the day we authorize payment of the death benefit, or

(2)	the total premiums paid under your contract minus any cash withdrawals (or any surrender charges on cash withdrawals).

    If (2) is greater than (1), we’ll deposit the difference in the fixed account as of the day we authorize payment of the death benefit.

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Methods of Payment of Death Benefits

    You can choose in advance the method by which we’ll pay death benefits. The level of death benefits received will depend on the method of payment selected. You can block your beneficiaries from changing the method you’ve chosen or you can leave the choice to them. The method of payment you’ve chosen can be changed by notifying us in writing, provided death benefits haven’t yet started.

    TIAA-CREF Life limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. With methods offering periodic payments, benefits are usually monthly, but the death benefit beneficiary can request to receive them quarterly, semiannually, or annually instead. At present, the methods of payment for TIAA-CREF Life death benefits are:

•	Single-Sum Payment. The entire death benefit is paid at once. When the beneficiary is an estate, the single-sum method is automatic, and TIAA-CREF Life reserves the right to pay death benefits only as a single sum to any beneficiary that is not a natural person.

•	One-Life Annuities with or without Guaranteed Period. Payable monthly for the life of the death benefit beneficiary or through a specified guaranteed period, whichever is longer. The guaranteed period can’t exceed the life expectancy of your beneficiary.

•	Fixed-Period Annuities. Payable over two to thirty years, as determined by you or your beneficiary. The payment period can’t exceed the life expectancy of your beneficiary.

    Single-sum payments must be made within five years of your death. Other methods of payment must begin within one year of your death.

    The One-Life Annuities are available only if the death benefit beneficiary is a natural person. We reserve the right to require a change in choice if the chosen method results in payments of less than $100.

    The amount of your death benefit payments under a One-Life Annuity or Fixed Period Annuity method is determined in the same way as annuity payments.

    If your beneficiary dies while guaranteed or fixed period payments are being made, any periodic payments or other amounts remaining due will be paid to the person named by you or the beneficiary. We may pay the commuted value of these payments in a lump sum unless the beneficiary directs otherwise.

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Timing of Payments

    Usually we’ll make the following kinds of payments from the variable investment accounts within seven calendar days after we’ve received the information we need to process a request:

1.	Cash withdrawals;

2.	Transfers to another variable investment account, the fixed account or another company; and

3.	Death benefits.

    We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

Federal Income Taxes

    The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax advisor.

Taxation of Annuities

    The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information):

    In General. Internal Revenue Code (IRC) section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Since transfers among investment accounts under the contract aren’t considered distributions, they won’t be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

    The owner of any annuity contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the contract during the taxable year.

    The following discussion applies generally to contracts owned by a natural person:

    Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value at the time you withdraw exceeds your investment in the contract. The

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investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

    If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

    Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, part of each annuity income payment is treated as recovery of your investment in the contract, and can be excluded from your income. After you recover your investment in the contract, all additional annuity payments are fully taxable.

    Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

    Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;

(2)	after you die (or after the annuitant dies, if the owner isn’t an individual);

(3)	after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

    Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

Transfers, Assignments or Exchanges of a Contract

    Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

    Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

          Prospectus Personal Annuity Select

Multiple Contracts

    In determining gross income, section 72(e) will treat as one contract all TIAA-CREF Life and TIAA non-qualified deferred annuity contracts issued to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.

Possible Charge for TIAA-CREF Life’s Taxes

    Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see page 5), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Tax Advice

    What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.

Condensed Financial Information; Performance Information

Condensed Financial Information

    Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2003. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

Personal Annuity Select Prospectus

Financial Highlights (continued)

	Stock Index Sub-Account

						December 1, 1998
						(Commencement
	For the Years Ended December 31,					of Operations to
						December 31,
	2003	2002	2001	2000	1999	1998(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.783	$.370	$.229	$.104	$.289	$.052
Expenses	.092	.060	.067	.025	.016	.006

Investment income (loss)—net	.691	.310	.162	.079	.273	.046
Net realized and unrealized gain (loss) on investments	5.404	(5.871)	(3.573)	(2.517)	5.184	1.050

Net increase (decrease) in Accumulation Unit Value	6.095	(5.561)	(3.411)	(2.438)	5.457	1.096

ACCUMULATION UNIT VALUE:
Beginning of period	20.143	25.704	29.115	31.553	26.096	25.000

End of period	$26.238	$20.143	$25.704	$29.115	$31.553	$26.096

TOTAL RETURN	30.26%	(21.64)%	(11.72)%	(7.72)%	20.91%	4.39%

RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.47%	0.30%	0.30%	0.30%	0.30%	0.02%
Investment income (loss)— net	3.54%	1.54%	0.73%	0.98%	5.09%	0.18%
Portfolio turnover rate	4.71%	11.42%	6.95%	8.87%	0.17%	0.00%
Thousands of Accumulation Units Outstanding at end of period	4,397	3,363	2,667	2,062	723	4

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.

          Prospectus Personal Annuity Select

Financial Highlights (continued)

	Growth Equity Sub-Account

				For the Period
				Ended
				March 1, 2000
				(Commencement
	For the Years Ended December 31,			of Operations) to
				December
	2003	2002	2001	2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.141	$.064	$.017	$.027
Expenses	.052	.032	.013	.038

Investment income (loss)— net	.089	.032	.004	(.011)
Net realized and unrealized gain (loss) on investments	2.732	(4.442)	(4.392)	(6.012)

Net increase (decrease) in Accumulation Unit Value	2.821	(4.410)	(4.388)	(6.023)

ACCUMULATION UNIT VALUE:
Beginning of period	10.179	14.589	18.977	25.000

End of period	$13.000	$10.179	$14.589	$18.977

TOTAL RETURN	27.71%	(30.22)%	(23.12)%	(24.09)%

RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	0.80%	0.30%	0.08%	(0.18)%
Portfolio turnover rate	22.14%	11.43%	17.43%	7.50%
Thousands of Accumulation Units Outstanding at end of period	2,119	1,950	1,587	1,018

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.
Personal Annuity Select Prospectus

Financial Highlights (continued)

	Growth & Income Sub-Account

				For the Period
				March 1, 2000
				(Commencement
	For the Years Ended December 31,			of Operations) to
				December 31,
	2003	2002	2001	2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.302	$.197	$.176	$.149
Expenses	.069	.047	.043	.020

Investment income (loss)—net	.233	.150	.133	.129
Net realized and unrealized gain (loss) on investments	3.782	(5.116)	(3.304)	(1.438)

Net increase (decrease) in Accumulation Unit Value	4.015	(4.966)	(3.171)	(1.309)

ACCUMULATION UNIT VALUE:
Beginning of period	15.554	20.520	23.691	25.000

End of period	$19.569	$15.554	$20.520	$23.691

TOTAL RETURN	25.81%	(24.20)%	(13.39)%	(5.23)%

RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income (loss)— net	1.57%	0.97%	0.92%	1.63%
Portfolio turnover rate	8.76%	16.97%	16.20%	3.37%
Thousands of Accumulation Units Outstanding at end of period	1,653	1,278	1,017	521

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.

          Prospectus Personal Annuity Select

Financial Highlights (continued)

	International Equity Sub-Account

				For the Period
				March 1, 2000
				(Commencement
	For the Years Ended December 31,			of Operations) to
				December 31,
	2003	2002	2001	2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$ .241	$ .255	$ .168	$ .089
Expenses	.048	.029	.034	.015

Investment income (loss)—net	.193	.226	.134	.074
Net realized and unrealized gain (loss) on investments	4.293	(2.136)	(4.253)	(7.943)

Net increase (decrease) in Accumulation Unit Value	4.486	(1.910)	(4.119)	(7.869)

ACCUMULATION UNIT VALUE:
Beginning of period	11.102	13.012	17.131	25.000

End of period	$15.588	$11.102	$13.012	$17.131

TOTAL RETURN	40.41%	(14.68)%	(24.04)%	(31.48)%

RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income (loss)— net	1.89%	2.34%	1.17%	1.24%
Portfolio turnover rate	39.54%	19.10%	14.01%	2.95%
Thousands of Accumulation Units outstanding at end of period	1,290	1,013	669	436

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.
Personal Annuity Select Prospectus

Financial Highlights (continued)

	Social Choice Equity Sub-Account

				For the Period
				March 1, 2000
				(Commencement
	For the Years Ended December 31,			of Operations) to
				December 31,
	2003	2002	2001	2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.317	$.246	$.194	$.187
Expenses	.070	.041	.039	.022

Investment income (loss)— net	.247	.205	.155	.165
Net realized and unrealized gain (loss) on investments	4.667	(4.620)	(3.340)	(.875)

Net increase (decrease) in Accumulation Unit Value	4.914	(4.415)	(3.185)	(.710)

ACCUMULATION UNIT VALUE:
Beginning of period	16.690	21.105	24.290	25.000

End of period	$21.604	$16.690	$21.105	$24.290

TOTAL RETURN	29.44%	(20.92)%	(13.11)%	(2.84)%

RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.48%	0.30%	0.30%	0.25%
Investment income (loss)— net	1.70%	1.51%	1.17%	1.86%
Portfolio turnover rate	6.06%	10.57%	10.90%	41.20%
Thousands of Accumulation Units outstanding at end of period	586	352	196	69

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.

          Prospectus Personal Annuity Select

Financial Highlights (continued)

	Large-Cap Value Sub-Account		Small-Cap Equity Sub-Account

		For the Period		For the Period
		September 4,		September 4,
		2002		2002
	For the Year	(Commencement	For the Year	(Commencement
	Ended	of Operations) to	Ended	of Operations) to
	December 31,	December 31,	December 31,	December 31,
	2003	2002(a)	2003	2002(a)

PER ACCUMULATION UNIT DATA:
Investment income	$1.401	$.153	$3.683	$.112
Expenses	.059	.016	.071	.012

Investment income (loss)— net	1.342	.137	3.612	.100
Net realized and unrealized gain (loss) on investments	6.805	(0.159)	8.323	(0.370)

Net increase (decrease) in Accumulation Unit Value	8.147	(0.022)	11.935	(0.270)

ACCUMULATION UNIT VALUE:
Beginning of Period	24.978	25.000	24.730	25.000

Ending of Period	$33.125	$24.978	$36.665	$24.730

TOTAL RETURN	32.62%	(0.09)%	48.26%	(1.08)%

RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.55%	0.10%	0.57%	0.10%
Investment income— net	12.64%	0.82%	28.61%	0.85%
Portfolio turnover rate	16.52%	0.10%	30.08%	0.05%
Thousands of Accumulation Units Outstanding at end of period	194	7	328	10

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Real Estate Securities Sub-Account

		For the Period
		September 4,
		2002
	For the Year	(Commencement
	Ended	of Operations) to
	December 31,	December 31,
	2003	2002(a)

PER ACCUMULATION UNIT DATA:
Investment income	$4.240	$.299
Expenses	.080	.010

Investment income (loss)— net	4.160	.289
Net realized and unrealized gain (loss) on investments	5.577	(0.475)

Net increase (decrease) in Accumulation Unit Value	9.737	(0.186)

ACCUMULATION UNIT VALUE:
Beginning of Period	24.814	25.000

Ending of Period	$34.551	$24.814

TOTAL RETURN	39.24%	(0.74)%

RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.55%	0.10%
Investment income— net	2.87%	2.88%
Portfolio turnover rate	31.14%	112.27%
Thousands of Accumulation Units Outstanding at end of period	403	14

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.
Personal Annuity Select Prospectus

Performance Information

    We may advertise the total return and average annual total return of the separate account. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

    “Average annual total return” means the annually compounded rate that would result in the same cumulative total return over the stated period.

    All performance figures are based on past investment results. They aren’t a guarantee that the separate account will perform equally or similarly in the future. Write, call, or access the TIAA-CREF Web Center for current performance figures for the separate account’s investment accounts.

General Matters

Telephone and Internet Transactions

    You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your accumulation balances and/or your current allocation percentages, transfer among the variable investment accounts and the fixed account, and/or allocate future premiums to the variable investment accounts or the fixed account. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and the Internet are electronically recorded.

    To use the ATS, you need a touch-tone phone. The toll free number for the ATS is 800 842-2252. To use the Internet, access the TIAA-CREF Web Center at www.tiaa-cref.org.

    We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

Contacting TIAA-CREF Life

    We won’t consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

Customer Complaints

    Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800-223-1200.

Electronic Prospectuses

    If you received this prospectus electronically and would like a paper copy, please call 877 518-9161, and we will send it to you.

          Prospectus Personal Annuity Select

Householding

    To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 518-9161, or write us.

Signature Requirements

    For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Errors or Omissions

    We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

Distributing the Contracts

    The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Legal Proceedings

    Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

Personal Annuity Select Prospectus

Table of Contents for the Statement of Additional Information

B-1	Variable Annuity Payments
B-1	Tax Status of the Contract
B-2	Statements and Reports
B-2	General Matters
B-2	State Regulation
B-2	Legal Matters
B-2	Experts
B-2	Additional Information
B-2	Financial Statements

          Prospectus Personal Annuity Select

STATEMENT OF
ADDITIONAL INFORMATION

May 1, 2004

Lifetime Variable Select

and

Personal Annuity Select

Individual Deferred Variable Annuity Contracts

funded through

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

and

TIAA-CREF LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectuses dated May 1, 2004 (the “Prospectuses”), for the Lifetime Variable Select and Personal Annuity Select variable annuities. The Prospectuses are available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 518-9161. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CONTRACTS.

B-1	Variable Annuity Payments
B-1	Tax Status of the Contracts
B-2	Statements and Reports
B-2	General Matters
B-2	State Regulation
B-2	Legal Matters
B-2	Experts
B-2	Additional Information
B-2	Financial Statements

Variable Annuity Payments

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

Number of Annuity Units Payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from each investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments, by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. This factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the settlement mortality schedules set forth in the contract.

The number of annuity units for each variable investment account and income change method remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method.

Calculating Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the Account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the Account is greater than a 4 percent net annual rate of return and decrease if the net performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

Tax Status of the Contracts

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a nonqualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, as defined in the IRC. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of

Lifetime Variable Select and PA Select Statement of Additional Information    B- 1

your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

Statements and Reports

You will receive a confirmation statement each time you remit premiums, or make a transfer or cash withdrawal to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions immediately following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the variable investment accounts credited to the contractowner during the quarter and in total;

(3)	cash withdrawals from the variable investment accounts during the quarter; and

(4)	any transfers between the separate account’s variable investment accounts and the fixed account during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

General Matters

Assignment of Contracts

You can assign the contract at any time prior to the annuity starting date.

Payment to an Estate, Guardian, Trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits Based on Incorrect Information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of Survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State Regulation

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

Experts

The financial statements of TIAA-CREF Life Insurance Company and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

Additional Information

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

Audited financial statements of the separate account and TIAA-CREF Life follow. TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

B- 2    Statement of Additional Information Lifetime Variable Select and PA Select

INDEX TO FINANCIAL STATEMENTS

Page

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
Audited Financial Statements
December 31, 2003:
Report of Independent Auditors	B-5
Statements of Assets and Liabilities	B-6
Statements of Operations	B-8
Statements of Changes in Net Assets	B-10
Notes to Financial Statements	B-15
TIAA-CREF LIFE INSURANCE COMPANY
Audited Statutory-Basis Financial Statements
December 31, 2003, 2002 and 2001:
Report of Management Responsibility	B-28
Report of the Audit Committee	B-29
Report of Independent Auditors	B-30
Balance Sheets	B-31
Statements of Operations	B-32
Statements of Changes in Capital and Surplus	B-33
Statements of Cash Flows	B-34
Notes to Statutory-Basis Financial Statements	B-35
Lifetime Variable Select and PA Select Statement of Additional Information    B- 3

This page intentionally left blank

B- 4    Statement of Additional Information Lifetime Variable Select and PA Select

Report of Independent Auditors

To the Contractowners of TIAA-CREF Life Separate Account VA-1:

We have audited the accompanying statements of assets and liabilities of TIAA-CREF Life Separate Account VA-1 (the “Account”) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life Separate Account VA-1 at December 31, 2003, and the results of its operations and the changes in its net assets for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York

April 27, 2004
Lifetime Variable Select and PA Select Statement of Additional Information    B- 5

TIAA-CREF Life Separate Account VA-1

Statements of Assets and Liabilities

December 31, 2003

	Growth	Growth &	International
	Equity	Income	Equity
	Sub-Account	Sub-Account	Sub-Account

ASSETS
Investments, at cost	$28,900,684	$33,062,638	$17,105,230

Shares held in corresponding TIAA-CREF Life Funds	2,191,375	1,749,476	1,382,644
Net asset value per share (“NAV”)	$12.88	$18.93	$14.93

Investments, at value (Shares x NAV)	28,224,902	33,117,583	20,642,873
Amounts due from TIAA	1,840	3,565	2,693

Total assets	28,226,742	33,121,148	20,645,566

NET ASSETS
Accumulation Fund	27,836,936	32,644,419	20,397,212
Annuity Fund	389,806	476,729	248,354

Net assets	$28,226,742	$33,121,148	$20,645,566

PA Select and Single Premium Immediate Annuity Account:
Net assets	$27,937,501	$32,820,380	$20,360,729

Number of Accumulation Units outstanding—Notes 4 and 5	2,119,037	1,652,758	1,290,247

Net Asset Value, per Accumulation Unit—Note 4	$13.00	$19.57	$15.59

Lifetime Variable Select Account:
Net assets	$289,241	$300,768	$284,837

Number of Accumulation Units outstanding—Notes 4 and 5	22,249	15,369	18,273

Net Asset Value, per Accumulation Unit—Note 4	$13.00	$19.57	$15.59

B- 6    Statement of Additional Information Lifetime Variable Select and PA Select
SEE NOTES TO FINANCIAL STATEMENTS

	Social Choice	Large-Cap	Small-Cap	Real Estate		Money
Stock Index	Equity	Value	Equity	Securities	Bond	Market
Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

$121,707,106	$12,006,500	$6,394,997	$12,502,307	$14,876,722	$551,500	$823,906

4,940,466	636,411	218,586	383,797	492,761	22,166	823,906
$23.93	$20.60	$31.62	$32.98	$30.00	$24.74	$1.00

118,225,352	13,110,074	6,911,706	12,657,615	14,782,840	548,387	823,906
13,639	157	1,455	1,871	1,633	—	—

118,238,991	13,110,231	6,913,161	12,659,486	14,784,473	548,387	823,906

116,289,959	13,081,741	6,771,762	12,475,443	14,539,950	548,387	823,906
1,949,032	28,490	141,399	184,043	244,523	—	—

$118,238,991	$13,110,231	$6,913,161	$12,659,486	$14,784,473	$548,387	$823,906

$117,325,684	$12,696,295	$6,580,630	$12,207,506	$14,151,400	$—	$—

4,397,362	586,375	194,391	327,928	402,504	—	—

$26.24	$21.60	$33.13	$36.66	$34.55	—	—

$913,307	$413,936	$332,531	$451,980	$633,073	$548,387	$823,906

34,809	19,160	10,038	12,327	18,323	21,739	82,225

$26.24	$21.60	$33.13	$36.67	$34.55	$25.23	$10.02

Lifetime Variable Select and PA Select Statement of Additional Information    B- 7
SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF Life Separate Account VA-1

Statements of Operations

	For the Year Ended December 31, 2003

	Growth	Growth &	International
	Equity	Income	Equity
	Sub-Account	Sub-Account	Sub-Account

INVESTMENT INCOME
Income:
Reinvested dividends	$308,510	$523,429	$325,878

Total Income	308,510	523,429	325,878
Expenses—Note 2:
Administrative expenses	48,218	50,941	27,339
Mortality and expense risk charges	64,560	68,863	37,283

Total Expenses	112,778	119,804	64,622

Investment income—net	195,732	403,625	261,256

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	(7,366,901)	(1,055,411)	(1,618,539)
Net change in unrealized appreciation (depreciation) on investments	13,155,534	6,813,732	6,491,223

Net realized and unrealized gain (loss) on investments	5,788,633	5,758,321	4,872,684

Net increase in net assets resulting from operations	$5,984,365	$6,161,946	$5,133,940

B- 8    Statement of Additional Information Lifetime Variable Select and PA Select
SEE NOTES TO FINANCIAL STATEMENTS

					For the Period July 8, 2003
					(commencement of
					operations)
For the Year Ended December 31, 2003					to December 31, 2003

	Social Choice	Large-Cap	Small-Cap	Real Estate		Money
Stock Index	Equity	Value	Equity	Securities	Bond	Market
Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

$3,536,552	$200,796	$291,863	$1,248,998	$1,812,528	$6,796	$627

3,536,552	200,796	291,863	1,248,998	1,812,528	6,796	627
175,279	17,913	4,322	8,482	12,019	99	127
238,830	25,256	7,603	15,575	20,967	199	254

414,109	43,169	11,925	24,057	32,986	298	381

3,122,443	157,627	279,938	1,224,941	1,779,542	6,498	246

(1,930,465)	(183,114)	46,198	311,936	386,013	(1)	—
23,069,461	2,500,763	517,883	162,331	(92,560)	(3,113)	—

21,138,996	2,317,649	564,081	474,267	293,453	(3,114)	—

$24,261,439	$2,475,276	$844,019	$1,699,208	$2,072,995	$3,384	$246

Lifetime Variable Select and PA Select Statement of Additional Information    B- 9
SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF Life Separate Account VA-1

Statements of Changes in Net Assets

	Growth Equity
	Sub-Account

	For the
	Years Ended
	December 31,

	2003	2002

FROM OPERATIONS
Investment income—net	$195,732	$66,637
Net realized loss on investments	(7,366,901)	(3,327,951)
Net change in unrealized appreciation (depreciation) on investments	13,155,534	(5,038,699)

Net increase (decrease) in net assets resulting from operations	5,984,365	(8,300,013)

FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF life	10,000	—
Premiums	4,544,964	6,268,464
Net contractowner transfers (to) from fixed account	(1,077,164)	(664,108)
Annuity payments	(13,926)	(3,754)
Withdrawals and death benefits	(1,200,706)	(472,309)

Net increase in net assets resulting from contractowner transactions	2,263,168	5,128,293

Net increase (decrease) in net assets	8,247,533	(3,171,720)
NET ASSETS
Beginning of year	19,979,209	23,150,929

End of year	$28,226,742	$19,979,209

B- 10    Statement of Additional Information Lifetime Variable Select and PA Select
SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income		International Equity		Stock Index
Sub-Account		Sub-Account		Sub-Account

For the		For the		For the
Years Ended		Years Ended		Years Ended
December 31,		December 31,		December 31,

2003	2002	2003	2002	2003	2002

$403,625	$200,290	$261,256	$234,887	$3,122,443	$1,071,084
(1,055,411)	(1,953,140)	(1,618,539)	(1,475,236)	(1,930,465)	(3,578,027)
6,813,732	(4,184,431)	6,491,223	(382,356)	23,069,461	(15,054,756)

6,161,946	(5,937,281)	5,133,940	(1,622,705)	24,261,439	(17,561,699)

10,000	—	10,000	—	10,000	—
6,047,601	8,463,056	2,651,494	3,246,670	16,237,214	21,228,721
1,993,162	(2,588,199)	2,222,663	1,130,213	12,923,989	(876,279)
(29,771)	(10,213)	(17,747)	(2,592)	(115,794)	(48,766)
(1,136,829)	(721,138)	(644,486)	(165,336)	(3,662,615)	(2,731,576)

6,884,163	5,143,506	4,221,924	4,208,955	25,392,794	17,572,100

13,046,109	(793,775)	9,355,864	2,586,250	49,654,233	10,401
20,075,039	20,868,814	11,289,702	8,703,452	68,584,758	68,574,357

$33,121,148	$20,075,039	$20,645,566	$11,289,702	$118,238,991	$68,584,758

Lifetime Variable Select and PA Select Statement of Additional Information    B- 11
SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Social Choice Equity
	Sub-Account

	For the
	Years Ended
	December 31,

	2003	2002

FROM OPERATIONS
Investment income—net	$157,627	$76,469
Net realized gain (loss) on investments	(183,114)	(297,326)
Net change in unrealized appreciation (depreciation) on investments	2,500,763	(981,562)

Net increase (decrease) in net assets resulting from operations	2,475,276	(1,202,419)

FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF Life	10,000	—
Premiums	3,091,265	3,105,950
Net contractowner transfers (to) from fixed account	1,777,946	(76,103)
Annuity payments	(1,433)	(446)
Withdrawals and death benefits	(118,238)	(92,590)

Net increase in net assets resulting from contractowner transactions	4,759,540	2,936,811

Net increase in net assets	7,234,816	1,734,392
NET ASSETS
Beginning of period	5,875,415	4,141,023

End of period	$13,110,231	$5,875,415

B- 12    Statement of Additional Information Lifetime Variable Select and PA Select
SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value		Small-Cap Equity		Real Estate Securities
Sub-Account		Sub-Account		Sub-Account

	For the Period		For the Period		For the Period
	September 4, 2002		September 4, 2002		September 4, 2002
For the	(commencement	For the	(commencement	For the	(commencement
Year Ended	of operations)	Year Ended	of operations)	Year Ended	of operations)
December 31,	to December 31,	December 31,	to December 31,	December 31,	to December 31,
2003	2002	2003	2002	2003	2002

$279,938	$969	$1,224,941	$1,063	$1,779,542	$4,191
46,198	(1)	311,936	(3)	386,013	(1,208)
517,883	(1,174)	162,331	(7,023)	(92,560)	(1,322)

844,019	(206)	1,699,208	(5,963)	2,072,995	1,661

10,000	100,000	10,000	100,000	10,000	100,000
1,222,319	25,178	2,055,736	36,000	4,879,542	258,466
4,738,532	48,296	8,984,962	111,244	7,905,027	(6,007)
(7,970)	—	(12,277)	—	(10,015)	—
(67,007)	—	(319,424)	—	(419,796)	(7,400)

5,895,874	173,474	10,718,997	247,244	12,364,758	345,059

6,739,893	173,268	12,418,205	241,281	14,437,753	346,720
173,268	—	241,281	—	346,720	—

$6,913,161	$173,268	$12,659,486	$241,281	$14,784,473	$346,720

Lifetime Variable Select and PA Select Statement of Additional Information    B- 13
SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets (concluded)

	Bond	Money Market
	Sub-Account	Sub-Account

	For the Period	For the Period
	July 8, 2003	July 8, 2003
	(commencement of	(commencement of
	operations) to	operations) to
	December 31,	December 31,
	2003	2003

FROM OPERATIONS
Investment income—net	$6,498	$246
Net realized gain (loss) on investments	(1)	—
Net change in unrealized appreciation (depreciation) on investments	(3,113)	—

Net increase in net assets resulting from operations	3,384	246

FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF Life	10,000	10,000
Premiums	548,640	1,437,087
Net contractowner transfers (to) from fixed account	(13,637)	(623,427)

Net increase in net assets resulting from contractowner transactions	545,003	823,660

NET ASSETS
End of year	$548,387	$823,906

B- 14    Statement of Additional Information Lifetime Variable Select and PA Select
SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF Life Separate Account VA-1

Notes to Financial Statements

Note 1—Significant Accounting Policies

TIAA-CREF Life Separate Account VA-1 (the “Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27,1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

The Account currently consists of two-Sub-Accounts: the PA Select and Single Premium Immediate Annuity Account (the “Original Account”) which fund individual deferred variable annuity contracts and single premium immediate variable annuity contracts and the Lifetime Variable Select Account (“Lifetime”) which fund individual deferred variable annuity contracts. Premiums received from the contracts are allocated to investment accounts which invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc., an indirect subsidiary of TIAA. The Original Account currently offers 8 investment account options and Lifetime currently offers 10 investment account options. Accumulation unit values are calculated daily for each investment account.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Account enters into contracts that contain various indemnification provisions. No claims or loses related to such indemnity provisions have been made against the Account since inception and management believes the risk of loss is remote. However, the Account’s maximum potential exposure under these arrangements is unknown. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with accounting principles generally accepted in the United States.

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Note 2—Expense Charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also currently imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Sub-Accounts (prior to July 1, 2003, this charge was 0.10%).

Lifetime Variable Select and PA Select Statement of Additional Information    B- 15

Notes to Financial Statements (continued)

Note 3—Investments

Purchases and sales of securities for the Sub-Accounts for the period ended December 31, 2003 were as follows:

	Purchases	Sales

Growth Equity Sub-Account	$8,186,560	$5,648,308
Growth & Income Sub-Account	9,554,866	2,225,641
International Equity Sub-Account	10,358,697	5,818,365
Stock Index Sub-Account	32,902,039	4,189,943
Social Choice Equity Sub-Account	5,466,953	538,249
Large-Cap Value Sub-Account	6,896,656	722,298
Small-Cap Equity Sub-Account	13,582,270	1,640,203
Real Estate Securities Sub-Account	16,036,651	1,873,072
Bond Sub-Account	551,663	162
Money Market Sub-Account	1,339,776	515,870

Note 4—Condensed Financial Information

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.

	PA Select and SPIA Account
	Growth Equity
	Sub-Account

				For the Period
				March 1, 2000
	For the Years Ended			(commencement of
	December 31,			operations) to
				December 31,
	2003	2002	2001	2000(a)

Per Accumulation Unit data:
Investment income	$.141	$.064	$.017	$.027
Expenses	.052	.032	.013	.038

Investment income (loss)— net	.089	.032	.004	(.011)
Net realized and unrealized gain (loss) on investments	2.732	(4.442)	(4.392)	(6.012)

Net increase (decrease) in Accumulation Unit value	2.821	(4.410)	(4.388)	(6.023)
Accumulation Unit value:
Beginning of period	10.179	14.589	18.977	25.000

End of period	$13.000	$10.179	$14.589	$18.977

Total return	27.71%	(30.22% )	(23.12% )	(24.09% )
Ratio to average net assets:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income (loss)— net	0.80%	0.30%	0.08%	(0.18% )
Portfolio turnover rate	22.14%	11.43%	17.43%	7.50%
Thousands of Accumulation Units outstanding at end of period	2,119	1,950	1,587	1,018

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

B- 16    Statement of Additional Information Lifetime Variable Select and PA Select

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Growth & Income
	Sub-Account

				For the Period
				March 1, 2000
				(commencement of
				operations) to
				December 31,
	2003	2002	2001	2000(a)

Per Accumulation Unit data:
Investment income	$.302	$.197	$.176	$.149
Expenses	.069	.047	.043	.020

Investment income— net	.233	.150	.133	.129
Net realized and unrealized gain (loss) on investments	3.782	(5.116)	(3.304)	(1.438)

Net increase (decrease) in Accumulation Unit value	4.015	(4.966)	(3.171)	(1.309)
Accumulation Unit value:
Beginning of period	15.554	20.520	23.691	25.000

End of period	$19.569	$15.554	$20.520	$23.691

Total return	25.81%	(24.20% )	(13.39% )	(5.23% )
Ratio to average net assets:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income— net	1.57%	0.97%	0.92%	1.63%
Portfolio turnover rate	8.76%	16.97%	16.20%	3.37%
Thousands of Accumulation Units outstanding at end of period	1,653	1,278	1,017	521

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

Lifetime Variable Select and PA Select Statement of Additional Information    B- 17

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	International Equity Sub-Account

	For the Years Ended
	December 31,			For the Period March 1, 2000
				(commencement of operations)
	2003	2002	2001	to December 31, 2000(a)

Per Accumulation Unit data:
Investment income	$.241	$.255	$.168	$.089
Expenses	.048	.029	.034	.015

Investment income—net	.193	.226	.134	.074
Net realized and unrealized gain (loss) on investments	4.293	(2.136)	(4.253)	(7.943)

Net increase (decrease) in Accumulation Unit value	4.486	(1.910)	(4.119)	(7.869)
Accumulation Unit value:
Beginning of period	11.102	13.012	17.131	25.000

End of period	$15.588	$11.102	$13.012	$17.131

Total return	40.41%	(14.68)%	(24.04)%	(31.48)%
Ratio to average net assets:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income—net	1.89%	2.34%	1.17%	1.24%
Portfolio turnover rate	39.54%	19.10%	14.01%	2.95%
Thousands of Accumulation Units outstanding at end of period	1,290	1,013	669	436

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

B- 18    Statement of Additional Information Lifetime Variable Select and PA Select

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Stock Index Sub-Account

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Per Accumulation Unit data:
Investment income	$.783	$.370	$.229	$.104	$.289
Expenses	.092	.060	.067	.025	.016

Investment income—net	.691	.310	.162	.079	.273
Net realized and unrealized gain (loss) on investments	5.404	(5.871)	(3.573)	(2.517)	5.184

Net increase (decrease) in Accumulation Unit value	6.095	(5.561)	(3.411)	(2.438)	5.457
Accumulation Unit value:
Beginning of period	20.143	25.704	29.115	31.553	26.096

End of period	$26.238	$20.143	$25.704	$29.115	$31.553

Total return	30.26%	(21.64)%	(11.72)%	(7.72)%	20.91%
Ratio to average net assets:
Expenses(b)	0.47%	0.30%	0.30%	0.30%	0.30%
Investment income—net	3.54%	1.54%	0.73%	0.98%	5.09%
Portfolio turnover rate	4.71%	11.42%	6.95%	8.87%	0.17%
Thousands of Accumulation Units outstanding at end of period	4,397	3,363	2,667	2,062	723

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

Lifetime Variable Select and PA Select Statement of Additional Information    B- 19

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Social Choice Equity Sub-Account

				For the Period
				March 1, 2000
				(commencement of
	For the Years Ended December 31,			operations) to
				December 31,
	2003	2002	2001	2000(a)

Per Accumulation Unit data:
Investment income	$.317	$.246	$.194	$.187
Expenses	.070	.041	.039	.022

Investment income—net	.247	.205	.155	.165
Net realized and unrealized gain (loss) on investments	4.667	(4.620)	(3.340)	(.875)

Net increase (decrease) in Accumulation Unit value	4.914	(4.415)	(3.185)	(.710)
Accumulation Unit value:
Beginning of period	16.690	21.105	24.290	25.000

End of period	$21.604	$16.690	$21.105	$24.290

Total return	29.44%	(20.92)%	(13.11)%	(2.84)%
Ratio to average net assets:
Expenses(b)	0.48%	0.30%	0.30%	0.25%
Investment income—net	1.70%	1.51%	1.17%	1.86%
Portfolio turnover rate	6.06%	10.57%	10.90%	41.20%
Thousands of Accumulation Units outstanding at end of period	586	352	196	69

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

B- 20    Statement of Additional Information Lifetime Variable Select and PA Select

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Large-Cap Value Sub-Account

		For the Period
		September 4, 2002
		(commencement
	For the Year Ended	of operations)
	December 31,	to December 31,
	2003	2002(a)

Per Accumulation Unit data:
Investment income	$1.401	$.153
Expenses	.059	.016

Investment income—net	1.342	.137
Net realized and unrealized gain (loss) on investments	6.805	(0.159)

Net increase (decrease) in Accumulation Unit value	8.147	(0.022)
Accumulation Unit value:
Beginning of period	24.978	25.000

End of period	$33.125	$24.978

Total return	32.62%	(0.09)%
Ratio to average net assets:
Expenses(b)	0.55%	0.10%
Investment income—net	12.64%	0.82%
Portfolio turnover rate	16.52%	0.10%
Thousands of Accumulation Units outstanding at end of period	194	7

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

Lifetime Variable Select and PA Select Statement of Additional Information    B- 21

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Small-Cap Equity Sub-Account

		For the Period
		September 4, 2002
		(commencement of
	For the Year Ended	operations)
	December 31,	to December 31,
	2003	2002(a)

Per Accumulation Unit data:
Investment income	$3.683	$.112
Expenses	.071	.012

Investment income—net	3.612	.100
Net realized and unrealized gain (loss) on investments	8.323	(0.370)

Net increase (decrease) in Accumulation Unit value	11.935	(0.270)
Accumulation Unit value:
Beginning of period	24.730	25.000

End of period	$36.665	$24.730

Total return	48.26%	(1.08)%
Ratio to average net assets:
Expenses(b)	0.57%	0.10%
Investment income—net	28.61%	0.85%
Portfolio turnover rate	30.08%	0.05%
Thousands of Accumulation Units outstanding at end of period	328	10

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

B- 22    Statement of Additional Information Lifetime Variable Select and PA Select

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Real Estate Securities Sub-Account

		For the Period
		September 4, 2002
		(commencement of
	For the Year Ended	operations)
	December 31,	to December 31,
	2003	2002(a)

Per Accumulation Unit data:
Investment income	$4.240	$.299
Expenses	.080	.010

Investment income—net	4.160	.289
Net realized and unrealized gain (loss) on investments	5.577	(0.475)

Net increase (decrease) in Accumulation Unit value	9.737	(0.186)
Accumulation Unit value:
Beginning of period	24.814	25.000

End of period	$34.551	$24.814

Total return	39.24%	(0.74)%
Ratio to average net assets:
Expenses(b)	0.55%	0.10%
Investment income—net	2.87%	2.88%
Portfolio turnover rate	31.14%	112.27%
Thousands of Accumulation Units outstanding at end of period	403	14

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

Lifetime Variable Select and PA Select Statement of Additional Information    B- 23

Notes to Financial Statements (continued)

	Lifetime Variable Select Account

For the Period July 8, 2003	Growth	Growth &	International		Social Choice
(commencement of operations)	Equity	Income	Equity	Stock Index	Equity
to December 31, 2003(a)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Per Accumulation Unit data:
Investment income	$.081	$.218	$.193	$.678	$.235
Expenses	.007	.009	.016	.017	.013

Investment income—net	.074	.209	.177	.661	.222
Net realized and unrealized gain (loss) on investments	2.731	3.782	4.293	5.404	4.667

Net increase in Accumulation Unit value	2.805	3.991	4.470	6.065	4.889
Accumulation Unit value:
Beginning of period	10.195	15.578	11.118	20.173	16.715

End of period	$13.000	$19.569	$15.588	$26.238	$21.604

Total return	27.51%	25.62%	40.21%	30.06%	29.25%
Ratio to average net assets:
Expenses(b)	0.29%	0.29%	0.29%	0.29%	0.29%
Investment income—net	3.04%	6.82%	3.17%	11.54%	5.05%
Portfolio turnover rate	397.49%	0.09%	648.91%	22.42%	0.89%
Accumulation Units outstanding at end of period	22,249	15,369	18,273	34,809	19,160

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

B- 24    Statement of Additional Information Lifetime Variable Select and PA Select

Notes to Financial Statements (continued)

	Lifetime Variable Select Account

For the Period July 8, 2003	Large-Cap	Small-Cap	Real Estate		Money
(commencement of operations)	Value	Equity	Securities	Bond	Market
to December 31, 2003(a)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Per Accumulation Unit data:
Investment income	$1.335	$3.630	$4.140	$.370	$.051
Expenses	.029	.056	.018	.016	.031

Investment income—net	1.306	3.574	4.122	.354	.020
Net realized and unrealized gain (loss) on investments	6.842	8.361	5.615	(.128)	—

Net increase in Accumulation Unit value	8.148	11.935	9.737	.226	.020
Accumulation Unit value:
Beginning of period	24.978	24.730	24.814	25.000	10.000

End of period	$33.126	$36.665	$34.551	$25.226	$10.020

Total return	32.62%	48.26%	39.24%	0.90%	0.20%
Ratio to average net assets:
Expenses(b)	0.29%	0.29%	0.29%	0.29%	0.29%
Investment income—net	13.06%	18.83%	65.57%	6.32%	0.19%
Portfolio turnover rate	335.40%	175.00%	6.18%	0.11%	244.92%
Accumulation Units outstanding at end of period	10,038	12,327	18,323	21,739	82,225

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

Note 5—Accumulation Units

Changes in the number of Accumulation Units outstanding were as follows:

	PA Select and SPIA		PA Select and SPIA
	Account Growth Equity		Account Growth &
	Sub-Account		Income Sub-Account

For the Years Ended December 31,	2003	2002	2003	2002

Accumulation Units:
Credited for premiums	379,342	517,326	343,971	464,525
Credited (cancelled) for transfers and disbursements	(210,139)	(154,389)	30,775	(203,447)
Outstanding:
Beginning of period	1,949,834	1,586,897	1,278,012	1,016,934

End of period	2,119,037	1,949,834	1,652,758	1,278,012

Lifetime Variable Select and PA Select Statement of Additional Information    B- 25

Notes to Financial Statements (continued)

	PA Select and SPIA		PA Select and SPIA
	Account International		Account Stock Index
	Equity Sub-Account		Sub-Account

For the Years Ended December 31,	2003	2002	2003	2002

Accumulation Units:
Credited for premiums	204,338	266,926	692,306	930,014
Credited (cancelled) for transfers and disbursements	72,525	77,600	342,519	(234,016)
Outstanding:
Beginning of period	1,013,384	668,858	3,362,537	2,666,539

End of period	1,290,247	1,013,384	4,397,362	3,362,537

	PA Select and
	SPIA Account
	Social Choice Equity		PA Select and SPIA Account
	Sub-Account		Large-Cap Value Sub-Account

				For the Period
				September 4, 2002
			For the Year	(commencement of
	For the Years Ended		Ended	operations) to
	December 31,		December 31,	December 31,
	2003	2002	2003	2002

Accumulation Units:
Credited for premiums	157,029	165,233	37,081	989
Credited (cancelled) for transfers and disbursements	77,806	(9,904)	150,373	5,948
Outstanding:
Beginning of period	351,540	196,211	6,937	—

End of period	586,375	351,540	194,391	6,937

	PA Select and SPIA Account		PA Select and SPIA Account
	Small-Cap Equity Sub-Account		Real Estate Securities Sub-Account

		For the Period		For the Period
		September 4, 2002		September 4, 2002
	For the Year	(commencement of	For the Year	(commencement of
	Ended	operations) to	Ended	operations) to
	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002

Accumulation Units:
Credited for premiums	57,497	1,416	148,532	10,577
Credited (cancelled) for transfers and disbursements	260,674	8,341	239,999	3,396
Outstanding:
Beginning of period	9,757	—	13,973	—

End of period	327,928	9,757	402,504	13,973

B- 26    Statement of Additional Information Lifetime Variable Select and PA Select

Notes to Financial Statements (concluded)

	Lifetime Variable Select Account

For the Period July 8, 2003	Growth	Growth	International		Social Choice
(commencement of operations)	Equity	& Income	Equity	Stock Index	Equity
to December 31, 2003	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Accumulation Units:
Credited for premiums	21,012	12,861	13,719	33,283	12,467
Credited (cancelled) for transfers and disbursements	1,237	2,508	4,554	1,526	6,693
Outstanding:

End of period	22,249	15,369	18,273	34,809	19,160

	Lifetime Variable Select Account

For the Period July 8, 2003	Large-Cap	Small-Cap	Real Estate		Money
(commencement of operations)	Value	Equity	Securities	Bond	Market
to December 31, 2003	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Accumulation Units:
Credited for premiums	7,233	8,360	15,741	22,030	143,499
Credited (cancelled) for transfers and disbursements	2,805	3,967	2,582	(291)	(61,274)
Outstanding:

End of period	10,038	12,327	18,323	21,739	82,225

Lifetime Variable Select and PA Select Statement of Additional Information    B- 27

Report of Management Responsibility

To the Policyholders of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the Director of Internal Audit regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent audit firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting services are obtained from a firm other than the independent audit firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

Chairman, President and Chief Executive Officer	Vice President and Chief Financial Officer
B- 28    Statement of Additional Information Lifetime Variable Select and PA Select

Report of the Audit Committee

To the Policyholders of TIAA-CREF Life Insurance Company:

The Audit Committee (“Committee”) oversees the financial reporting process of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on behalf of TIAA-CREF Life’s Board of Directors. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA-CREF Life’s financial statements, the development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent audit firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the independent audit firm. As required by its charter, the Committee will evaluate rotation of the independent audit firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with Ernst & Young LLP, the independent audit firm, which is responsible for expressing an opinion on the conformity of these audited statutory-basis financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA-CREF Life, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management, and TIAA-CREF Life has received a written disclosure regarding such independence, as required by the Public Company Accounting Oversight Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Monica Dodd Calhoun, Audit Committee Member

Scott C. Evans, Audit Committee Member
Irwin S. Goldstein, Audit Committee Member
Erwin W. Martens, Audit Committee Member
Frances NMN Nolan, Audit Committee Member
Lifetime Variable Select and PA Select Statement of Additional Information    B- 29

Report of Independent Auditors

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the three years ended December 31, 2003. These financial statements are the responsibility of TIAA-CREF Life’s management. Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with statutory accounting principles prescribed or permitted by the New York State Insurance Department, which principles differ from accounting principles generally accepted in the United States. The variances between such principles and accounting principles generally accepted in the United States are described in Note 2. The effects of these variances on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA-CREF Life at December 31, 2003 and 2002, or the results of its operations or its cash flows for the three years ended December 31, 2003.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years ended December 31, 2003 in conformity with accounting principles prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the Financial Statements, in 2002 TIAA-CREF Life began to admit deferred federal income tax assets in 2002 in accordance with Statement of Statutory Accounting Principles Number 10-Income Taxes.

April 12, 2004

B- 30    Statement of Additional Information Lifetime Variable Select and PA Select

Statutory—Basis Balance Sheets

December 31,
(dollars in thousands)*	2003	2002

ASSETS
Bonds	$2,616,209	$2,175,724
Mortgages	169,116	53,738
Other long term investments	36	—
Cash, cash equivalents and short-term investments	47,160	169,236
Investment income due and accrued	32,514	27,142
Separate account assets	249,336	126,228
Deferred federal income tax asset	1,986	994
Other assets	32,695	21,751

Total assets	$3,149,052	$2,574,813

LIABILITIES, CAPITAL AND SURPLUS
Policy and contract reserves	$2,560,359	$2,039,818
Asset valuation reserve	4,662	399
Interest maintenance reserve	7,316	1,942
Separate account liabilities	248,524	125,635
Other liabilities	48,677	144,787

Total liabilities	2,869,538	2,312,581

Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	277,500
Surplus	(10,486)	(17,768)

Total capital and surplus	279,514	262,232

Total liabilities, capital and surplus	$3,149,052	$2,574,813

*	Except par value of common stock

Lifetime Variable Select and PA Select Statement of Additional Information    B- 31
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—Basis Statements of Operations

For the Years Ended December 31,
(dollars in thousands)	2003	2002	2001

INCOME
Insurance and annuity premiums and other considerations	$613,509	$946,537	$300,871
Net investment income	150,070	90,502	47,132

Total income	$763,579	$1,037,039	$348,003

EXPENSES
Policy and contract benefits	$161,479	$59,549	$15,069
Increase in policy and contract reserves	416,123	884,897	261,307
Operating expenses	63,635	48,785	35,936
Transfers to separate accounts, net	73,663	35,520	42,827
Other, net	23,403	16,541	6,417

Total expenses	$738,303	$1,045,292	$361,556

Income/(Loss) before federal income tax	25,276	(8,253)	(13,553)
Federal income tax (benefit)/expense	11,615	1,789	(1,852)
Net realized capital losses less capital gains taxes, after transfers to Interest maintenance reserve	(2,470)	(9,996)	(3,709)

Net income/(loss)	$11,191	$(20,038)	$(15,410)

B- 32    Statement of Additional Information Lifetime Variable Select and PA Select
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—Basis Statements of Changes in Capital and Surplus

		Additional
	Capital	Paid-In
(Dollars in thousands)	Stock	Capital	Surplus	Total

Balance, December 31, 2000	$2,500	$242,500	$15,522	$260,522
Net loss	—	—	(15,410)	(15,410)
Transfer from the Asset valuation reserve	—	—	1,291	1,291
Capital contribution	—	25,000	—	25,000
Decrease in value of seed money in separate account	—	—	(73)	(73)
Decrease in non-admitted assets	—	—	220	220
Change in reserve on account of change in valuation basis	—	—	58	58

Balance, December 31, 2001	2,500	267,500	1,608	271,608

Net loss	—	—	(20,038)	(20,038)
Net unrealized capital losses on investments	—	—	(299)	(299)
Transfer from the Asset valuation reserve	—	—	72	72
Capital contribution	—	10,000		10,000
Decrease in value of seed money in separate account	—	—	(87)	(87)
Cumulative effect of changes in accounting principles	—	—	12,339	12,339
Increase in non-admitted assets	—	—	(11,363)	(11,363)

Balance, December 31, 2002	2,500	277,500	(17,768)	262,232

Net income	—	—	11,191	11,191
Net unrealized capital losses on investments	—	—	(105)	(105)
Transfer from the Asset valuation reserve	—	—	(4,263)	(4,263)
Capital contribution	—	10,000	—	10,000
Decrease in value of seed money in separate account	—	—	119	119
Change in net deferred income tax	—	—	4,224	4,224
Increase in non-admitted assets	—	—	(3,884)	(3,884)

Balance, December 31, 2003	$2,500	$287,500	$(10,486)	$279,514

Lifetime Variable Select and PA Select Statement of Additional Information    B- 33
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—Basis Statements of Cash Flows

	For the Years Ended December 31,

(Dollars in thousands)	2003	2002	2001

CASH PROVIDED
By operating activities:
Insurance and annuity premiums and other considerations	$612,540	$943,601	$298,777
Net investment income	189,503	86,657	42,080

Total Receipts	802,043	1,030,258	340,857

Policy and contract benefits	160,508	59,378	14,665
Operating expenses	70,721	43,754	32,260
Federal income tax expense (benefit)	11,055	204	(3,065)
Transfers to separate accounts, net	73,085	35,390	42,575
Other, net	95,727	(102,772)	(5,229)

Total Disbursements	411,096	35,954	81,206

Cash Provided by Operating Activities	390,947	994,304	259,651

By financing and miscellaneous activities:
Additional paid-in capital	10,000	10,000	25,000
Borrowed funds received	88	—	—
Net deposits on deposit-type contracts	70,271	401,360	177,334

Cash Provided by Financing & Miscellaneous Activities	80,359	411,360	202,334

By investing activities:
Sales and redemptions of bonds	1,581,835	211,240	122,525
Repayment of mortgage principal	891	524	444
Other, net	914	1,039	3

Cash Provided by Investing Activities	1,583,640	212,803	122,972

Total Cash Provided	2,054,946	1,618,467	584,957

DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
Bonds	2,060,438	1,510,281	552,757
Mortgages	116,275	26,000	—
Other, net	309	1,057	—

Total Disbursements for New Investments	2,177,022	1,537,338	552,757

INCREASE/ (DECREASE) IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(122,076)	81,129	32,200
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR	169,236	88,107	55,907

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS AT END OF YEAR	$47,160	$169,236	$88,107

B- 34    Statement of Additional Information Lifetime Variable Select and PA Select
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Notes to Statutory—Basis Financial Statements (dollars in thousands) December 31, 2003

Note 1—Organization and Operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on May 1, 1998. TIAA-CREF Life has authorized and issued 2,500 shares of Class A common stock. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., (“Enterprises”), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America, (“TIAA”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2003, TIAA-CREF Life was licensed in 50 jurisdictions. Unless approved by the New York State Insurance Department, dividends to shareholders are limited by New York State Insurance Law to the lesser of ten percent of surplus to policyholders as of the prior year end or the prior year’s net gain from operations excluding realized gains. There are no other restrictions on TIAA-CREF Life’s surplus or company profits regarding the payment of dividends to the shareholder.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, individual long-term care insurance contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—Significant Accounting Policies

Changes in Accounting Principles

TIAA-CREF Life’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department, a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). Accounting changes implemented to conform to the provisions of the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), as adopted by the New York State Insurance Department, are reported as changes in accounting principles. The cumulative effect of a change in accounting principle is reported as an adjustment to capital and surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the effective date of the change and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The New York State Insurance Department allowed New York-domiciled insurance companies to admit deferred federal income tax (“DFIT”) assets for purposes of their statutory-basis financial statements for years ending on or after December 31, 2002, in accordance with Statement of Statutory Accounting Principles No. 10— Income Taxes. The effect of this change in accounting principle increased capital and surplus by $975 in 2002.

The table below provides a reconciliation of TIAA-CREF Life’s net income/(loss) and capital and surplus between NAIC SAP and the annual statement filed with the New York State Insurance Department:

	2003	2002

Net Income/(Loss), New York Basis	$11,191	$(20,038)
Additional Reserves for:
Term Conversions	155	149
Deferred and Payout Annuities	21	—

Net Income/(Loss), NAIC SAP	$11,367	$(19,889)

Statutory Capital and Surplus, New York Basis	279,514	262,232
Additional Reserves for:
Term Conversions	304	149
Deferred and Payout Annuities	21	—

Statutory Capital and Surplus, NAIC SAP	$279,839	$262,381

Lifetime Variable Select and PA Select Statement of Additional Information    B- 35

Notes to Statutory—Basis Financial Statements (continued)

Accounting Policies

The preparation of TIAA-CREF Life’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA-CREF Life:

Investments: Generally, investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recognized when an impairment is considered to be other than temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is valued at fair value except for loan-backed and structured securities, which are carried at an amount equal to the sum of their undiscounted expected future cash flows. Management considers all available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a writedown is recognized as a realized loss.

Valuation of Investments

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are stated at amortized cost. The interest method is used for amortizing short-term investments. Short-term investments in default are stated at the lower of amortized cost or fair value. Cash and cash equivalents includes cash on hand, amount due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not in default, are stated at amortized cost. The interest method is used for amortizing bonds that are not backed by loans. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value. For an other-than-temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Bonds and Structured Securities: Loan-backed bonds and structured securities not in default are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach is used to determine the carrying amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows.

Mortgages: Mortgages are stated at amortized cost, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A realized loss is recognized on impaired loans when a probability exists that the receipt of contractual payments of principal and interest may not occur when scheduled.

Policy Loans: Policy loans are stated at outstanding principal amounts. Separate account assets are stated at fair value.

Derivative Instruments: TIAA-CREF Life has filed a Derivatives Use Plan with the New York State Insurance Department. This plan details TIAA-CREF Life’s derivative policy objectives, strategies and controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA-CREF Life has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA-CREF Life uses derivative instruments for hedging and income generation purposes. TIAA-CREF Life enters into derivatives directly with counterparties of high credit quality (i.e., rated AA

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Notes to Statutory—Basis Financial Statements (continued)

or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA-CREF Life’s counterparty credit risk is limited to the net positive fair value of its derivative positions, unless otherwise described below.

Foreign Currency Swap Contracts: TIAA-CREF Life enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Foreign currency swap contracts are designated as cashflow hedges and changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions, which result in the exchange of TIAA-CREF Life’s fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows.

Interest Rate Swap Contracts: TIAA-CREF Life enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cashflow hedges and allow TIAA-CREF Life to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA-CREF Life also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts qualify as fair value hedges and are entered into in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are reflected in net investment income.

Swap Options: TIAA-CREF Life writes (sells) swap options on selected bonds as an income generation tool. The income generated by the sale of swap options is used to purchase interest rate cap contracts. Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA-CREF Life where TIAA-CREF Life would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options written by TIAA-CREF Life expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA-CREF Life has no counterparty credit risk associated with swap options written unless the option is exercised and an interest rate swap contract is subsequently created.

Interest Rate Cap Contracts: TIAA-CREF Life purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA-CREF Life’s asset and liability management program for certain interest sensitive products. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA-CREF Life on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair value. Payments received under interest rate cap contracts are included in net investment income.

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the New York State Insurance Department, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the New York State Insurance Department. There were no investment-related non-admitted assets at December 31, 2003 and 2002. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as DFIT assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $14,577 and $11,345 at December 31, 2003 and 2002, respectively. The other non-admitted assets were $671 and $19 at December 31, 2003 and 2002, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the New York State Insurance Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 2.25% to

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Notes to Statutory—Basis Financial Statements (continued)

6.75% and averaging approximately 4.8%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Asset Valuation Reserve: The Asset Valuation Reserve (“AVR”) which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserves primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to AVR are reported as transfers to or from surplus.

Interest Maintenance Reserve: The Interest Maintenance Reserve (“IMR”) is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgage loans, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Premiums and Deposits: Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality risk are also recognized as revenue when due. Subsequent to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk are recorded using deposit accounting. Prior to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk were recognized as premium revenue when due and as expenses in the increase in policy and contract reserves.

Reinsurance: Commissions on business ceded are reported as income. These commissions were approximately $6,600, $4,500 and $650 for the years ended December 31, 2003, 2002 and 2001, respectively.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, TIAA-CREF Life cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on TIAA-CREF Life’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The formula-based AVR is eliminated as a reserve;

•	The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

•	The “non-admitted” asset designation is not utilized;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•	Commissions on business ceded are deferred and amortized with policy acquisition costs;

•	Long-term bond investments considered to be “available for sale” are carried at fair value rather than at amortized cost;

•	State taxes are included in the computation of deferred taxes, a deferred tax asset is established for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations.

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Notes to Statutory—Basis Financial Statements (continued)

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item;

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows.

Management believes that the effects of these differences would increase TIAA-CREF Life’s total capital and surplus under GAAP as of December 31, 2003.

Reclassifications: Certain amounts in the 2002 and 2001 financial statements have been reclassified to conform with the 2003 presentation.

Note 3—Investments

The disclosures below provide information grouped within the following asset categories: A) bonds and B) mortgage loan investments.

A. Bonds:

The statutory carrying values and estimated fair values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values at December 31, 2003 and 2002, are shown below:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
December 31, 2003	Value	Gains	Losses	Fair Value

U.S. Government	$12,973	$1,470	$—	$14,443
All Other Governments	10,310	363	—	10,673
States, Territories & Possessions	6,400	336	—	6,736
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	100,086	1,349	(41)	101,394
Public Utilities	164,149	7,444	(576)	171,017
Industrial & Miscellaneous	2,322,291	83,812	(12,766)	2,393,337

Total	$2,616,209	$94,774	$(13,383)	$2,697,600

		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
December 31, 2002	Value	Gains	Losses	Fair Value

U.S. Government	$12,269	$1,844	$—	$14,113
All Other Governments	5,486	182	—	5,668
States, Territories & Possessions	7,300	1,023	—	8,323
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	68,109	4,643	—	72,752
Public Utilities	123,869	3,068	(892)	126,045
Industrial & Miscellaneous	1,958,691	69,479	(17,276)	2,010,894

Total	$2,175,724	$80,239	$(18,168)	$2,237,795

Impairment Review Process

All securities are subjected to TIAA-CREF Life’s process for identifying other-than-temporary impairments. The impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20% over a six-month period. TIAA-CREF Life writes down securities that it deems to have an other-than-temporary impairment to fair value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the

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Notes to Statutory—Basis Financial Statements (continued)

following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of TIAA-CREF Life to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, TIAA-CREF Life recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. TIAA-CREF Life does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recognized, TIAA-CREF Life continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds

In 2003, the Emerging Issues Task Force released U.S. GAAP guidance (EITF 03-01) requiring disclosure of gross unrealized losses and estimated fair values for securities, excluding structured securities rated below AA-, by investment category and by the length of time that individual securities had been in a continuous unrealized loss position. These disclosures for TIAA are shown in the tables below:

		Gross	Estimated
	Amortized	Unrealized	Fair
Less than twelve months:	Cost	Loss	Value

U.S. Government	$501	$(1)	$500
Special Rev. & Special Assessment, Non-Guaranteed Agency & Gov’t.	4,746	(41)	4,705
Public Utilities	23,920	(576)	23,345
Industrial & Miscellaneous	214,001	(6,252)	207,749
Structured Securities rated above A+	140,006	(2,311)	137,695

Total	383,174	(9,181)	373,994
Structured securities rated below AA-	112,905	(4,202)	108,703

Total— All bonds	$496,079	$(13,383)	$485,697

At December 31, 2003, there were no securities where the estimated fair value had declined and remained below amortized cost for twelve months or greater.

Securities where the estimated fair value declined and remained below amortized cost for less than twelve months was comprised of 81 securities. Non-investment grade securities represented 2% of the $373,994 fair value and 5% of the $9,181 unrealized loss for those securities.

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Notes to Statutory—Basis Financial Statements (continued)

Scheduled Maturities of Bonds

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2003, by contractual maturity, are shown below:

	Carrying	Estimated
	Value	Fair Value

Due in one year or less	$27,978	$29,959
Due after one year through five years	1,484,759	1,546,952
Due after five years through ten years	145,959	151,410
Due after ten years	242,864	250,846

Subtotal	1,901,560	1,977,167
Residential mortgage-backed securities	76,533	75,797
Asset-backed securities	327,096	328,612
Commercial mortgage-backed securities	311,020	316,024

Total	$2,616,209	2,697,600

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Long-term bond investments in or near default included in the preceding table totaled approximately $2,211 and are categorized based on contractual maturity as follows: $1,175 due in one year or less and $1,036 of asset-backed securities.

Bond Credit Quality and Diversification

At December 31, 2003 and 2002, approximately 95.9% and 96.3%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31st as follows:

	2003	2002

Finance and financial services	17.3%	15.5%
Manufacturing	15.6	15.3
Asset-backed securities	12.5	13.4
Commercial mortgage-backed securities	11.9	13.5
Public utilities	10.4	10.0
Communication	7.9	7.3
Services	5.8	4.4
Transportation	4.5	4.6
Retail and wholesale trade	4.2	4.9
Oil and gas	3.8	4.4
Residential mortgage-backed securities	2.9	3.0
REIT	0.6	0.7
Other	2.6	3.0

Total	100.0%	100.0%

Other Disclosures

During 2003 and 2002, TC Life acquired bonds through restructurings and other non-cash transactions aggregating $69,947 and $46,243, respectively. Debt securities amounting to approximately $8,673 and $8,464

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Notes to Statutory—Basis Financial Statements (continued)

at December 31, 2003 and 2002, respectively, were on deposit with governmental authorities or trustees, as required by law. At December 31, 2003, TIAA-CREF Life had no outstanding forward commitments.

B. Mortgage Loan Investments:

TIAA-CREF Life makes mortgage loans that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% for commercial loans. The coupon rates for commercial mortgage loans issued during 2003 ranged from 2.97% to 5.80%.

Mortgage Loan Impairment Review Process

TIAA-CREF Life monitors the effects of current and expected market conditions and other factors on the collectibility of mortgage loans to identify and quantify any impairments in value. There were no mortgage loans with impaired values at December 31, 2003 and 2002. TIAA-CREF Life accrues interest income on impaired loans to the extent it is deemed collectible. Any mortgages in default more than eighteen months will have all due and accrued income non-admitted.

Mortgage Loan Diversification

At December 31, 2003 and 2002, the carrying values of mortgage loan investments were diversified by property type and geographic region, as follows:

	2003	2002

Property Type
Office building	52.8%	18.5%
Shopping centers	38.5	53.6
Apartments	8.7	27.9

Total	100.0%	100.0%

	2003	2002

Geographic Region
South Atlantic	56.3%	35.0%
South Central	16.4	11.2
Mountain	11.1	18.6
Pacific	5.8	18.5
North Central	5.3	16.7
Middle Atlantic	5.1	0.0

Total	100.0%	100.0%

At December 31, 2003 and 2002, approximately 23.36% and 19.2% of the mortgage portfolio, respectively, was invested in the District of Columbia and Maryland, respectively, and was included in the South Atlantic region shown above.

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Notes to Statutory—Basis Financial Statements (continued)

Scheduled Mortgage Loan Maturities

At December 31, 2003, the contractual maturity schedule of mortgage loans is shown below:

Carrying Value

Due in one year or less	$1,269
Due after one year through five years	85,252
Due after five years through ten years	76,187
Due after ten years	6,408

Total	$169,116

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

Note 4—Investment Income and Capital Gains and Losses

Net Investment Income: For 2003, 2002 and 2001, the components of net investment income were as follows:

	2003	2002	2001

Bonds	$148,078	$88,067	$43,820
Mortgages	4,379	2,428	2,030
Cash and short-term investments	1,763	1,465	2,159
Other long-term investments	(3,281)	(35)	10

Total gross investment income	$150,939	$91,925	$48,019
Less investment expenses	(3,022)	(2,185)	(1,392)

Net investment income before amortization of IMR gains	147,917	89,740	46,627
Amortization of IMR gains	2,173	762	505

Net investment income	$150,090	$90,502	$47,132

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 5.76%, 5.34% and 6.04% in 2003, 2002 and 2001, respectively.

Realized Capital Gains and Losses: For 2003, 2002 and 2001, the net realized capital gains/(losses) on sales and redemptions of investments were as follows:

	2003	2002	2001

Bonds	$4,468	$(9,430)	$(630)
Other long-term investments	418	(19)	—
Short-term investments	191	—	4

Total realized gains/(losses) before capital gains tax	5,077	(9,449)	(626)
Capital gains tax	—	(73)	(127)

Total	$5,077	$(9,522)	$(753)

For the year ended December 31, 2003, write downs of bonds resulting from impairments that are considered to be other than temporary, reflected in the preceding table as realized capital (losses), were approximately ($4,136), ($9,922) and $0 at December 31, 2003, 2002 and 2001, respectively. Proceeds from sales and redemptions of long-term bond investments during 2003, 2002 and 2001 were $1,581,835, $211,240 and $122,525, respectively. Gross gains of $12,832, $1,687 and $3,208, and gross losses, excluding impairments considered to

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Notes to Statutory—Basis Financial Statements (continued)

be other than temporary, of $4,228, $1,195 and $3,838 were realized on these sales and redemptions during 2003, 2002 and 2001, respectively.

Unrealized Capital Gains and Losses: For 2003, 2002, and 2001, the net change in unrealized capital gains/(losses) on investments, resulting in a net decrease in valuation of investments were approximately ($105), ($300), and $0, respectively.

Note 5—Disclosures About Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by TIAA-CREF Life using market information available as of December 31, 2003 and 2002 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Notional	Carrying	Estimated
December 31, 2003	Value	Value	Fair Value

Assets
Bonds		$2,616,209	$2,697,600
Mortgages		169,116	172,844
Cash and short-term investments		47,160	47,160
Separate account seed money investments		812	812
Liabilities
Personal Annuity Select—Fixed Account		1,681,141	1,681,141
Funding Agreements		798,496	798,496
Other Financial Instruments
Interest rate swap contracts	$194,000	—	(7,875)
Interest rate cap contracts	67,790	32	32
Foreign currency swap contracts	10,080	(1,870)	(1,933)

	Notional	Carrying	Estimated
December 31, 2002	Value	Value	Fair Value

Assets
Bonds		$2,175,724	$2,237,795
Mortgages		53,738	59,718
Cash and short-term investments		169,236	169,236
Separate account seed money investments		593	593
Liabilities
Personal Annuity Select—Fixed Account		1,285,936	1,285,936
Funding Agreements		705,951	705,951
Other Financial Instruments
Interest rate swap contracts	$10,000	—	132
Swap options	190,000	(1,058)	(6,526)
Interest rate cap contracts	67,790	581	581
Foreign currency swap contracts	10,080	305	550

Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were

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Notes to Statutory—Basis Financial Statements (continued)

determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2003 and 2002 were as follows:

	2003		2002

	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value

Publicly traded bonds	$1,732,226	$1,799,609	$1,435,172	$1,480,030
Privately placed bonds	883,983	897,991	740,552	757,765

Total	$2,616,209	$2,697,600	$2,175,724	$2,237,795

Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Cash and Short-Term Investments and Separate Account Seed Money Investment: The carrying values were reasonable estimates of their fair values.

Personal Annuity Select—Fixed Account: The carrying values of the liabilities were reasonable estimates of their fair values.

Funding Agreements: The carrying values (account balance) of the liabilities were considered reasonable estimates of their fair values.

Interest Rate Swap Contracts: The fair values of interest rate swap contracts, which are used for hedging purposes, represented the estimated net gains or losses that TIAA-CREF Life would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts were estimated internally based on anticipated interest rates and estimated future cash flows, and such values were reviewed for reasonableness with estimates from TIAA-CREF Life’s counterparties.

Swap Options: The fair values of swap options represented the estimated amounts that TIAA-CREF Life would receive/(pay) if the swap options were liquidated at year-end. The fair values of the swap options were estimated by external parties, including TIAA-CREF Life’s counterparties, and such values were reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows. The average fair value of swap options held for income generation during 2003 and 2002 was $0 and ($6,526), respectively.

Interest Rate Cap Contracts: The fair values of interest rate cap contracts, which are used for hedging purposes, represented the estimated amounts that TIAA-CREF Life would receive if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts were estimated by external parties, including TIAA-CREF Life’s counterparties, and such values were reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

Foreign Currency Swap Contracts: The fair values of foreign currency swap contracts, which are used for hedging purposes, represented the estimated net gains or losses that TIAA-CREF Life would record if the foreign currency swaps were liquidated at year-end. The fair values of foreign currency swap contracts were estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values were reviewed for reasonableness with values from TIAA-CREF Life’s counterparties.

Insurance and Annuity Contracts: TIAA-CREF Life’s insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

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Notes to Statutory—Basis Financial Statements (continued)

Note 6—Separate Account

TIAA-CREF Life currently has two separate accounts. TIAA-CREF Life Separate Account VA-1 and the TIAA-CREF Life Separate Account VLI-1 (“VLI-1”).

TIAA-CREF Life Separate Account VA-1 (“VA-1”) was established as a separate account of TIAA-CREF Life on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select and Lifetime Variable Select individual flexible premium variable annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. The underlying series mutual fund, TIAA-CREF Life Funds currently has ten investment portfolios: the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund.

Most of the contracts offered through TIAA-CREF Life Separate Account VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are generally carried at market value.

The TIAA-CREF Life Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. All of the VLI-1 assets are invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently VLI-1 invests in five investment accounts of the TIAA-CREF Life Funds: Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund.

TIAA-CREF Life provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. TIAA-CREF Life also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although TIAA-CREF Life owns the assets of the separate accounts, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

Premiums, considerations or deposits received by TIAA-CREF Life’s separate accounts totaled $45,726, $44,203 and $51,250, for the years ending December 31, 2003, 2002 and 2001, respectively. Reserves for these separate accounts totaled $248,573 and $126,088 at December 31, 2003 and 2002, respectively.

Note 7—Related Party Transactions

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA under a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. TIAA-CREF Life also reimburses TIAA on a quarterly basis for certain investment management services, at cost, according to the terms of an Investment Management Agreement.

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (i) capital and surplus of $250,000, (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (iii) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $10,000 capital contribution to TIAA-CREF Life during 2003, which brings the total net paid-in-capital received from TIAA to $290,000.

B- 46    Statement of Additional Information Lifetime Variable Select and PA Select

Notes to Statutory—Basis Financial Statements (continued)

TIAA-CREF Life maintains a $100,000 unsecured credit facility arrangement with TIAA. As of December 31, 2003, $30,000 of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3bps to TIAA on the undrawn committed amount. During 2003, there were twenty-nine drawdowns totaling $158,400 that were repaid by December 31, 2003.

TIAA-CREF Life provides all administrative services for VA-1 and VLI-1 in accordance with an Administrative Services Agreement with VA-1 and VLI-1. Teachers Personal Investor Services, a wholly-owned subsidiary of Enterprises distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”) a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between TIAA-CREF Life and TFI.

Note 8—Federal Income Taxes

Beginning January 1, 1998 TIAA-CREF Life began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts payable to TIAA, included in Other Liabilities on the Statutory Balance Sheet, for federal income taxes were $1,200 and $600 at December 31, 2003 and 2002, respectively.

The components of TIAA-CREF Life’s net deferred tax asset were as follows:

	2003	2002

Gross deferred tax assets	$16,563	$12,339
Gross deferred tax liabilities	—	—
Deferred tax assets non-admitted	14,577	11,345
Change in non-admitted deferred tax assets	$3,232	$11,345

TIAA-CREF Life’s gross deferred tax assets were primarily attributable to differences in required reserves and the capitalization of acquisition costs required by the Code.

TIAA-CREF Life has no deferred tax liabilities that have not been recognized.

The components of TIAA-CREF Life’s income taxes incurred and the change in deferred tax assets and liabilities were, as follows:

For the Years Ended December 31,	2003	2002

Current tax/(benefit)	$11,616	$1,789
Change in deferred tax assets	$991	$994
Change in deferred tax liabilities	—	—

Net change in deferred taxes	$991	$994

Lifetime Variable Select and PA Select Statement of Additional Information    B- 47

Notes to Statutory—Basis Financial Statements (continued)

TIAA-CREF Life was subject to the domestic federal statutory income tax rate of 35%. TIAA-CREF Life’s effective federal income tax rate for 2003 differs from tax at the statutory income tax rate, as illustrated below:

For the Years Ended December 31,	2003	2002	2001

Net gain/(loss) from operations	$25,276	$(8,253)	$(13,553)
Statutory rate	35%	35%	35%

Tax at statutory rate	8,847	(2,889)	(4,744)
Deferred acquisition costs less amortization	3,150	5,378	1,706
Amortization of interest maintenance reserve	(760)	(266)	(177)
True-up of prior year’s tax	(7)	(366)	(91)
Other adjustments	385	(68)	1,454

Federal income tax expense/(benefit)	$11,615	$1,789	$(1,852)

As of December 31, 2003, TIAA-CREF Life had no net operating loss carryforwards for tax purposes. It had capital loss carryforwards of $6,476 at December 31, 2002 of which $3,208 was used to offset capital gains realized in 2003. The remaining capital loss carry forward of $3,268 from 2002 will expire in 2007.

TIAA-CREF Life incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, as follows:

Year Incurred	Tax Incurred

2002	$2,148
2003	$11,622

Note 9—Pension Plan and Postretirement Benefits

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life’s net expense for the qualified defined contribution plan was approximately $3,000, $2,700 and $1,700 for 2003, 2002 and 2001, respectively, and for other postretirement benefit plans was $502, $300 and $200 for 2003, 2002 and 2001, respectively.

Note 10—Policy and Contract Reserves

At December 31, 2003 and 2002, TIAA-CREF Life’s general account annuity reserves and deposit liabilities had the following characteristics:

	2003		2002

	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:
At book value without adjustment	$2,478,114	98.4%	$1,991,887	98.7%
At book value less current surrender charge of 5% or more	492	0.0	—	—
At market value	—	—	—	—
Not subject to discretionary withdrawal	41,008	1.6%	25,883	1.3

Total annuity reserves and deposit liabilities	2,519,614	100.0	2,017,770	100.0%

Reconciliation to total policy & contract reserves shown on the balance sheet:
Reserves on other life policies & contracts	15,148		7,395
Reserves on accident & health policies	25,597		14,653

Total policy and contract reserves	$2,560,359		$2,039,818

B- 48    Statement of Additional Information Lifetime Variable Select and PA Select

Notes to Statutory—Basis Financial Statements (concluded)

TIAA-CREF Life continues to hold additional long-term care insurance reserves in the amount of $5,000 that were established in accordance with regulatory asset and reserve adequacy requirements at December 31, 2001.

Note 11—Concentration of Risk

TIAA-CREF Life received approximately $196,570 in Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust and the Governor’s Scholarship Program in 2003, which represented approximately 9.6% of TIAA-CREF Life’s total cash provided from all sources in 2003. TIAA-CREF Life also received $129,363 from the state of New York under the New York College Choice program, which represented approximately 6.3% of TIAA-CREF Life’s total cash provided from all sources in 2003. The New York State program expired on July 30, 2003 and assets in the amount of $292,391 were transferred to the new program manager in November, 2003.

TIAA-CREF Life received approximately $80,993 in Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust in 2002 for its Guaranteed Option and the Governor’s Scholarship program. This represented approximately 5.0% of TIAA-CREF Life’s total cash provided from all sources in 2001.

Note 12—Contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life’s financial position or the results of its operations.

Note 13—Subsequent Events

TIAA and its subsidiary, TIAA-CREF Life Insurance Company have entered into a definitive agreement with Metropolitan Life Insurance Company (“MetLife”) under which, after regulatory approval, the companies will enter into a series of agreements including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life will cede to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife will begin, in 2005, the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife.

Lifetime Variable Select and PA Select Statement of Additional Information    B- 49

STATEMENT OF ADDITIONAL INFORMATION
Lifetime Variable Select
Personal Annuity Select
Part C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
Item 25. Directors and Officers of the Depositor
Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant
Item 27. Number of Contractowners
Item 28. Indemnification
Item 29. Principal Underwriters
Item 30. Location of Accounts and Records
Item 31. Management Services
Item 32. Undertakings and Representations
SIGNATURES
Exhibit Index
FORMS OF NEW PERSONAL ANNUITY SELECT CONTRACTS
CONSENT OF GEORGE W. MADISON, ESQUIRE
CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP
CONSENT OF ERNST & YOUNG LLP
SCHEDULE OF COMPUTATION OF PERFORMANCE INFORMATION

Part C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     Part A: None

     Part B: Includes the following financial statements of the Separate Account and TIAA-CREF Life Insurance Company:

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
Audited Financial Statements
December 31, 2003:
Report of Independent Auditors
Statements of Assets and Liabilities	B-5
Statements of Operations	B-6
Statements of Changes in Net Assets	B-8
Notes to Financial Statements	B-10
TIAA-CREF LIFE INSURANCE COMPANY	B-15
Audited Statutory-Basis Financial Statements
December 31, 2003, 2002 and 2001:
Report of Management Responsibility	B-28
Report of the Audit Committee	B-29
Report of Independent Auditors	B-30
Balance Sheets	B-31
Statements of Operations	B-32
Statements of Changes in Capital and Surplus	B-33
Statements of Cash Flows	B-34
Notes to Statutory-Basis Financial Statements	B-35

(b)	Exhibits

	(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant 1/

	(2)	None

	(3)	(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) 2/

		(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto 1/

	(4)	(A)	Forms of original Personal Annuity Select Contract 3/ and endorsements 4/

		(B)	Forms of new Personal Annuity Select Contracts*

		(C)	Form of Lifetime Variable Select Contract 5/

	(5)	(A)	Forms of Application for Personal Annuity Select Contract 4/

		(B)	Form of Application for Lifetime Variable Select Contract 5/

	(6)	(A)	Charter of TIAA-CREF Life 2/

		(B)	Bylaws of TIAA-CREF Life 2/

(7)	None

(8)	Participation/Distribution Agreement with TIAA-CREF Life Funds 2/

(9)	Consent of George W. Madison, Esquire *

(10)	(A)	Consent of Sutherland Asbill & Brennan LLP *

	(B)	Consent of Ernst & Young LLP *

(11)	None

(12)	(A)	Seed money memorandum, dated February 29, 2000 3/

	(B)	Seed money memorandum, dated August 1, 2002 4/

(13)	Schedule of Computation of Performance Information *

(14)	Financial Data Schedule - not required

*	Filed herein.

[1]	Previously filed as part of the initial filing of this Registration Statement on August 18, 1998.

[2]	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to this Registration Statement, on December 7, 1998 and December 22, 1998, respectively.

[3]	Previously filed as part of the Post-Effective Amendment No. 3 to this Registration Statement, on March 28, 2000.

[4]	Previously filed as part of the Post-Effective Amendment No. 6 to this Registration Statement, on October 25, 2002.

[5]	Previously filed as part of the Post-Effective Amendment No. 9 to this Registration Statement, on July 18, 2003.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with the Depositor
Monica D. Calhoun	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Dennis J. Damaschke	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Scott C. Evans	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

I. Steven Goldstein	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Name and Principal Business Address	Positions and Offices with the Depositor
Glenn A. MacFarlane	Director, Vice President and Finance Manager
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Erwin W. Martens	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Elizabeth A. Monrad	Director and Executive Vice President, Finance, Actuarial and Facilities
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Frances Nolan	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Dermot J. O’Brien	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Keith H. Rauschenbach	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Bertram L. Scott	Director, Chairman, President and Chief Executive Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

John A. Somers	Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Gary Chinery	Vice President and Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Name and Principal Business Address	Positions and Offices with the Depositor

Linda S. Dougherty	Second Vice President and Chief Financial Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Michael T. O’Kane	Chief Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Jorge Gutierrez	Assistant Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Kim Van Doorn	Director, Compliance
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Barry Johnson	Assistant Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Steven L. Sterman	Assistant Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Diane M. McGovern	Appointed Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Edwin Betz	Illustration Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Matthew Daitch	Assistant Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Name and Principal Business Address	Positions and Offices with the Depositor
Mark L. Serlen	Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Edward J. Leahy	Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Benjamin Leiser	Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Roger A. Vellekamp	Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Bruce Wallach	Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York 10017-3206

Item 26.	Persons Controlled by or under Common Control with the Depositor or Registrant

     TIAA-CREF Life Insurance Company, the depositor, is a direct wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA. All TIAA subsidiary companies are Delaware corporations, except as indicated.

2 LPPA, LLC
485 Properties, LLC
730 Texas Forest Holdings, Inc.
730 Texas Forest Holdings II, Inc.
Bethesda ARC, LLC
Bisys Crossings I, LLC
College Credit Trust
CTG & P, LLC
DAN Properties, Inc.
ETC Repackaging, Inc.
GA-Buckhead, L.L.C.

IL-161 Clark Street, L.L.C.
Illinois Teachers Properties, LLC
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Light St. Partners LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC
ND Properties, Inc.
One Boston Place, LLC
One Boston Place Real Estate Investment Trust
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.
Savannah Teachers Properties, Inc.
SEFC Parking Services, Inc
T114 Properties, Inc.
T-C Sports Co., Inc.
TCT Holdings, Inc.
T-Investment Properties Corp.
T-Land Corp.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Boca Properties III, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers West, LLC
Ten Westport I, LLC
Ten Westport II, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II Member, LLC
TIAA Bay Isle Key II, LLC
TIAA Canada Retail Business Trust
TIAA CMBS I, LLC

TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA-Fund Equities, Inc.
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial LLC
TIAA SF One, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA The Reserve II Member, LLC
TIAA The Reserve II, LLC
TIAA Tri-State, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TPI Housing, Inc
TREA Rockville, LLC
Twenty Westport I, LLC
Twenty Westport II, LLC
WRC Properties, Inc.

Notes

(1): All subsidiaries are Delaware entities except as follows:

a)	Maryland entities: Light Street Partners, LLP, Rouse-Teachers Land Holdings, Inc. and One Boston Place Real Estate Investment Trust

b)	New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

c)	Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. and Teachers Pennsylvania Realty, Inc.

d)	TIAA-CREF Trust Company, FSB is a Federal Savings Bank

e)	Rouse-Teachers Holding Company is a Nevada corporation

(2): ND Properties, Inc. wholly or partially owns interests in two Delaware entities and eighteen foreign entities.

Item 27. Number of Contractowners

     As of March 31, 2004, there were 22,213 owners of Personal Annuity Select contracts and 289 owners of Lifetime Variable Select contracts.

Item 28. Indemnification

     The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

     (a)   Teachers Personal Investors Service, Inc. (“TPIS”), acts as principal underwriter for Registrant, TIAA-CREF Life Separate Account VLI-1, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

     (b)   The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

     (c)   Not Applicable.

Item 30. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 31. Management Services

     Not Applicable.

Item 32. Undertakings and Representations

     (a)   The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b)   The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c)   The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

     (d)   TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life. TIAA-CREF Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors, as: the nature and extent of such services, expenses and risks; the need for TIAA-CREF Life to earn a profit; and the degree to which the contracts include innovative features. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 29th day of April, 2004.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company
(On behalf of the Registrant and itself)

By:	/s/ Bertram L. Scott

Bertram L. Scott
Chairman, President and
Chief Executive Officer

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Bertram L. Scott Bertram L. Scott	Chairman, President and Chief Executive Officer (Principal Executive Officer) and Director	April 29, 2004

/s/ Linda S. Dougherty Linda S. Dougherty	Second Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	April 29, 2004

Signature of Director	Date	Signature of Director	Date
/s/ Monica D. Calhoun Monica D. Calhoun	4/29/04	/s/ Elizabeth A. Monrad Elizabeth A. Monrad	4/29/04

/s/ Dennis J. Damaschke Dennis J. Damaschke	4/29/04	/s/ Frances Nolan Frances Nolan	4/29/04

/s/ Scott C. Evans Scott C. Evans	4/29/04	/s/ Dermot J. O’Brien Dermot J. O’Brien	4/29/04

/s/ I. Steven Goldstein I. Steven Goldstein	4/29/04	/s/ Keith H. Rauschenbach Keith H. Rauschenbach	4/29/04

/s/ Glenn A. MacFarlane Glenn A. MacFarlane	4/29/04	/s/ Bertram L. Scott Bertram L. Scott	4/29/04

/s/ Erwin W. Martens Erwin W. Martens	4/29/04	/s/ John A. Somers John A. Somers	4/29/04

Exhibit Index

(4)	(B) Forms of new Personal Annuity Select Contracts
(9)	Consent of George W. Madison, Esquire
(10)	(A) Consent of Sutherland Asbill & Brennan LLP
(B) Consent of Ernst & Young LLP
(13)	Schedule of Computation of Performance Information